As filed with the U.S. Securities and Exchange Commission on January 30, 2007

Securities Act File No.
Investment Company Act File No.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

(Check appropriate box or boxes)

Form N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.

MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC.

(Exact Name of Registrant as Specified in Charter)

1221 Avenue of the Americas
New York, New York 10020

(Address of Principal Executive Offices)

(800) 869-6397

(Registrant’s Telephone Number, including Area Code)

Ronald E. Robison, President
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
1221 Avenue of the Americas
New York, New York 10020

(Name and Address of Agent for Service)

Copies to:
Stuart M. Strauss Esq.
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
(212) 878-8000

Approximate date of proposed public offering:     As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check this box.

It is proposed that this filing will become effective (check appropriate box):

when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)(2)
Common Stock, par value $0.01 per share	50,000 shares	$20.00	$1,000,000	$107.00

(1)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933.

(2)	Includes Shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Form N-2

CROSS-REFERENCE SHEET

Parts A and B of the Prospectus*

Items in Part A and B of Form N-2		Location in Prospectus
1.	Outside Front Cover	Outside Front Cover Page of Prospectus
2.	Cover Pages, Other Offering Information	Inside Front and Outside Back Cover Page of Prospectus
3.	Fee Table and Synopsis	Summary of Fund Expenses; Prospectus Summary
4.	Financial Highlights	Not Applicable.
5.	Plan of Distribution	Outside Front Cover Page of Prospectus; Prospectus Summary, Underwriters
6.	Selling Stockholders	Not Applicable
7.	Use of Proceeds	Prospectus Summary; Use of Proceeds
8.	General Description of the Registrant	Outside Front Cover Page of Prospectus; Prospectus Summary; The Fund; The Fund’s Investments; Principal Risks of the Fund; Investment Restrictions; Description of Shares
9.	Management	Management of the Fund; Portfolio Transactions and Brokerage; Description of Shares; Custodian; Dividend Paying Agent, Transfer Agent and Registrar
10.	Capital Stock, Long-Term Debt, and other Securities	Description of Shares; Dividends and Distributions; Dividend; Tax Matters
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Not Applicable
13.	Table of Contents of the Statement of Additional Information	Not Applicable
14.	Cover Page	Not Applicable
15.	Table of Contents	Not Applicable
16.	General Information and History	Prospectus Summary; The Fund
17.	Investment Objective and Policies	Prospectus Summary; The Fund’s Investments; Investment Restrictions
18.	Management	Prospectus Summary; Management of the Fund
19.	Control Persons and Principal Holders of Securities	Management of the Fund
20.	Investment Advisory and Other Services	Prospectus Summary; Management of the Fund; Custodian; Dividend Paying Agent, Transfer Agent and Registrar
21.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage
22.	Tax Status	Tax Matters
23.	Financial Statements	Statement of Assets and Liabilities

*	Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B has been included in Part A. Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.This prospectus is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS (Subject to Completion)
Issued     , 2007

PROSPECTUS

Shares
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
COMMON STOCK

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the ‘‘Fund’’) is offering         shares of common stock. This is the initial public offering of the Fund’s shares of common stock and no public market exists for its common stock.

Investment Objectives.    The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of long-term capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved.

Investment Strategy.     The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its Managed Assets (as defined herein) in debt obligations of issuers located in emerging market countries that are denominated in the local currency. The debt obligations include (i)Sovereign Debt Obligations (as defined herein) and (ii) debt obligations of non-governmental issuers located in emerging market countries, including bonds, convertible securities and commercial paper. For purposes of the Fund’s policies, an issuer is located in an emerging market country if (i) the principal trading market for its securities is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in an emerging market country or countries or (iii) it is a government entity of, is organized under the laws of, or has a principal office in, an emerging market country. Emerging market countries are countries that the World Bank has determined to have a low or middle-income economy. Emerging market countries may include any country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund may invest in emerging market countries such as Indonesia, Malaysia, Thailand, the Czech Republic, Hungary, Poland, Russia, Slovakia, Turkey, South Africa, Brazil, Chile, Colombia, Mexico and Peru. The Fund may invest, without limitation, in securities that are rated below investment grade by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Adviser. Debt securities rated below investment grade are commonly known as ‘‘junk bonds,’’ are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. See ‘‘Principal Risks of the Fund— Lower Rated and Unrated Securities Risk.’’ The Fund’s holdings may range in maturity from overnight to 30 years or more. The Fund may also invest in warrants, structured investments or other Strategic Transactions, which may be used to maintain exposure of at least 80% of its assets to debt obligations of issuers located in emerging market countries that are denominated in the local currency. In addition, the Fund may invest up to 20% of its Managed Assets in Strategic Transactions, which will not be used to maintain exposure of at least 80% of its assets to debt obligations of issuers located in emerging market countries that are denominated in the local currency, and in currencies of emerging market countries and other types of investments, including shares of open- and closed-end investment companies, common stocks, bonds, convertible securities, money market and short-term debt securities and cash equivalents.

No Prior History.    Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of this public offering.The Fund anticipates that its common shares will be listed on the New York Stock Exchange, subject to official notice of issuance, under the symbol ‘‘EDD.’’

(continued on following page)

Investment in the Fund’s common shares involves substantial risks arising from the Fund’s policy of investing in debt obligations of emerging market issuers and its use of leverage. Before buying any of the Fund’s common shares, you should read the discussion of the material risks of investing in the Fund in ‘‘Principal Risks of the Fund’’ beginning on page         of this prospectus. The risks of investing in the Fund are summarized in ‘‘Prospectus Summary—Principal Risks of the Fund’’ beginning on page.

PRICE $     A SHARE

	Price to Public	Sales Load	Estimated Offering Expenses	Proceeds to the Fund
Per Share	$	$	$	$
Total	$	$	$	$

The Fund has granted the underwriter an option to purchase up to         additional common shares at the price to public, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total price to the public, sales load, estimated offering expenses and proceeds to the Fund will be $        , $        , $         and $        , respectively. See ‘‘Underwriter.’’

Morgan Stanley Investment Management Inc., the Fund’s investment adviser, will pay a marketing and structuring fee to     calculated at         % of the aggregate price to public of the common shares sold by     , including over-allotted shares. This fee is not reflected under estimated offering expenses in the table above. See ‘‘Underwriter—Additional Compensation to Be Paid by the Adviser to the Underwriter.’’

The Fund will pay offering costs (other than the sales load) up to an aggregate of $         per common share sold in this offering. Morgan Stanley Investment Management Inc. has agreed to pay (i) all organizational expenses of the Fund and (ii) such offering expenses of the Fund (other than the sales load) to the extent that they exceed $         per common share. The aggregate offering expenses (other than the sales load) currently are estimated to be $         (including amounts to be paid by Morgan Stanley Investment Management Inc.). Proceeds to the Fund are calculated after expenses.

The Securities and Exchange Commission and state securities regulators have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

        expects to deliver the common shares to purchasers on or about         , 2007.

[Underwriter]

        , 2007

(continued from previous page)

Investment Adviser.    The Fund’s investment adviser is Morgan Stanley Investment Management Inc. (the ‘‘Adviser’’). is an affiliate of the Adviser.

Leverage.    The Fund intends to use leverage through the issuance of preferred shares of the Fund (‘‘Preferred Shares’’) initially representing approximately 25% of the Fund’s total assets after their issuance. If the Fund issues Preferred Shares, costs of that offering (including the sales load paid to the underwriter for the offering of the Preferred Shares) will be borne immediately by the holders of the common shares and result in a reduction of the net asset value of the common shares. Through leveraging, the Fund will seek to obtain a higher return for holders of the Fund’s common shares than if the Fund did not use leverage. Leverage is a speculative technique and there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period in which it is employed. See ‘‘Principal Risks of the Fund—Preferred Share Risk’’ and ‘‘Principal Risks of the Fund—General Leverage Risk.’’

Certain numbers and percentages have been rounded for ease of presentation, which may result in amounts not totaling precisely.

Please read this prospectus carefully before deciding whether to invest and retain it for future reference. Information required to be in the Fund’s Statement of Additional Information is found in this prospectus. It sets forth concisely the information about the Fund that a prospective investor ought to know before investing in the Fund. Copies of the Fund’s annual and semi-annual reports, when available, may be obtained upon request, without charge, by calling and also will be made available on the Fund’s website at www.morganstanley.com. You may also call this toll-free telephone number to request other information about the Fund or to make stockholder inquiries. Information on, or accessible through, the Fund’s website is not a part of, and is not incorporated into, this prospectus. The Securities and Exchange Commission maintains an internet website (www.sec.gov) that contains other information regarding the Fund.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed by or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus as if the Fund had authorized it. The Fund is offering to sell, and seeking offers to buy, common shares only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of common shares. The Fund will amend this prospectus if, during the period that this prospectus is required to be delivered, there are any material changes subsequent to the date of this prospectus.

Until        , 2007 (25 days after the commencement of this offering), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriter and with respect to their unsold allotments or subscriptions.

 PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund’s common shares. You should review the more detailed information contained in this prospectus. In particular, you should carefully read the risks of investing in the common shares, as discussed under ‘‘Principal Risks of the Fund.’’

The Fund	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. is a newly organized, non-diversified, closed-end management investment company. Throughout this prospectus, the Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. is referred to simply as the ‘‘Fund’’ or as ‘‘we,’’ ‘‘us’’ or ‘‘our.’’ See ‘‘The Fund.’’

The Offering	The Fund is offering shares of its common stock at $ per share through , as underwriter. The shares of common stock are called ‘‘common shares’’ in the rest of this prospectus. You must purchase at least 100 common shares ($ ) in order to participate in this offering. The Fund has given the underwriter an option to purchase up to additional common shares to cover over-allotments, if any. The Adviser has agreed to pay (i) all organizational expenses of the Fund and (ii) offering expenses (other than sales load) that exceed $ per common share. See ‘‘Underwriter.’’

Investment Objectives and Policies	The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of long-term capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its Managed Assets in debt obligations of issuers located in emerging market countries that are denominated in the local currency. ‘‘Managed Assets’’ means the total assets of the Fund, which includes any proceeds from the issuance by the Fund of Preferred Shares and other borrowings for investment purposes, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). The debt obligations include (i) Sovereign Debt Obligations (as defined below) and (ii) debt obligations of non-governmental issuers located in emerging market countries, including bonds, convertible securities and commercial paper. For purposes of the Fund’s policies, an issuer is located in an emerging market country if (i) the principal trading market for its securities is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in an emerging market country or countries or (iii) it is a government entity of, is organized under the laws of, or has a principal office in, an emerging market country. Emerging market countries are countries that the World Bank has determined to have a low or middle-income economy. Emerging market countries may include any country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund may invest in emerging market countries such as Indonesia, Malaysia, Thailand, the Czech Republic, Hungary, Poland, Russia, Slovakia, Turkey, South Africa, Brazil, Chile, Colombia, Mexico and Peru. The

Fund may invest, without limitation, in securities that are rated below investment grade by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Adviser. Debt securities rated below investment grade are commonly known as ‘‘junk bonds’’ and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. See ‘‘Principal Risks of the Fund—Lower Rated and Unrated Securities Risk.’’ The Fund’s holdings may range in maturity from overnight to 30 years or more. The Fund may also invest in warrants, structured investments or other Strategic Transactions (as defined below), which may be used to maintain exposure of at least 80% of its assets to debt obligations of issuers located in emerging market countries that are denominated in the local currency. In addition, the Fund may invest up to 20% of its Managed Assets in Strategic Transactions, which will not be used to maintain exposure of at least 80% of its assets to debt obligations of issuers located in emerging market countries that are denominated in the local currency, and in currencies of emerging market countries and other types of investments, including shares of open- and closed-end investment companies, common stocks, bonds, convertible securities, money market and short-term debt securities and cash equivalents. The Fund’s investment objectives and 80% policy may be changed without stockholder approval; however, stockholders will be notified in writing of any changes at least 60 days’ prior to any change.

The Fund’s Investments	The Fund intends to invest primarily in debt obligations of issuers located in emerging market countries that are denominated in the local currency. [In selecting investments for the Fund, the Adviser uses a combination of qualitative assessments and quantitative models. Emphasis is placed on countries that the Adviser believes display positive fundamentals regarding financial stabilizations, market liberalization and favorable structural reform policy.] The Fund’s investments include:

Sovereign Debt Obligations. Debt obligations known as ‘‘sovereign debt’’ are obligations of governmental issuers in emerging market countries that are denominated in the local currency of the country of issuance and industrialized countries. ‘‘Sovereign Debt Obligations’’ include (i) debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions, (ii) debt securities issued by government owned, controlled or sponsored entities, (iii) interests in entities organized and operated for the purposes of restructuring the investment characteristics of instruments issued by any of the above issuers or (iv) participation in loans between emerging market governments and financial institutions.

Corporate Debt Obligations. The Fund may invest in debt obligations of non-governmental issuers located in emerging market countries and denominated in the local currency. Corporate debt obligations generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate debt obligation specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt obligations come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt obligations will include, but are not limited to, fixed rate, floating rate, zero coupon and inflation linked bonds and notes. The Fund may invest in convertible bonds and warrant structures, which are fixed income securities with imbedded warrants which are exercisable into other debt or equity securities, provided that upon conversion of such securities into equity securities, such equities are promptly disposed of.

Other Debt Obligations. The Fund may invest up to 20% of its Managed Assets in debt obligations other than those of issuers located in emerging market countries and denominated in the local currency, including, but not limited to, eurobonds, Yankee dollar obligations, global bonds and Brady Bonds.

Currency. The Fund may invest up to 20% of its Managed Assets in currencies of selected emerging market countries. Instruments that provide exposure to the currencies of emerging market countries include, but are not limited to, currency forward contracts, currency swap contracts and other currency derivatives deemed appropriate by the Adviser.

Strategic Transactions. The Fund may invest in warrants, structured investments and various other strategic investment transactions described below (collectively, ‘‘Strategic Transactions’’), which may be used to maintain exposure of at least 80% of its assets to debt obligations of issuers located in emerging market countries that are denominated in the local currency. To the extent that the Strategic Transactions are linked to the performance of debt obligations of issuers located in emerging market countries that are denominated in the local currency, they will be counted toward the 80% policy described under ‘‘—Investment Objectives and Policies.’’ The Fund may also invest up to 20% of its Managed Assets in Strategic Transactions to equitize cash, earn income, facilitate portfolio management and seek to mitigate risks. Although the Adviser may seek to use these transactions to achieve the Fund’s investment objectives, no assurance can be given that the use of these transactions will achieve this result.

The Fund may purchase warrants, notes or other structured investments from a financial institution, the return on which is linked to the performance of a particular market, index or security, which may or may not be related to the performance of debt obligations of issuers located in emerging market countries that are denominated in the local currency, as a means of gaining exposure to such markets or securities. The Fund may also purchase and sell other derivative instruments, including exchange-listed and over-the-counter put and call options on securities, including put and call options on swaps held by the Fund, financial futures contracts, debt and other interest rate indices, stock indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and may enter into swap transactions, such as interest rate swaps, total return swaps, credit default swaps, caps, floors or collars. These investments may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. See ‘‘Principal Risks of the Fund—Risks of Engaging in Strategic Transactions’’ for a description of the risks involved in using Strategic Transactions.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. There is no limitation on the extent to which the Fund may engage in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets.

Preferred Shares. The Fund may issue Preferred Shares in an aggregate amount of up to 25% of its total assets. The Fund will use the proceeds to purchase additional securities consistent with the Fund’s investment objectives, policies and strategies. There can be no assurance, however, that such Preferred Shares will actually be issued. The Preferred Shares would have complete priority upon distribution of assets over the common shares. In addition, the Fund may borrow from banks and other financial institutions and may also borrow additional funds through reverse repurchase agreements or dollar rolls or the issuance of short-term debt securities in an amount that, when combined with the value of any Preferred Shares, does not exceed 33 1/3% of its Managed Assets. These techniques are known as leverage and involve greater risks. The Fund’s leveraging strategy may not be successful. See ‘‘The Fund’s Investments—Use of Leverage’’ and ‘‘Principal Risks of the Fund—General Leverage Risk.’’

See ‘‘The Fund’s Investments—Portfolio Composition’’ for a further description of the composition of the Fund’s portfolio.

Adviser and Administrator	The investment adviser to the Fund is Morgan Stanley Investment Management Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. , the underwriter, is also a wholly-owned subsidiary of Morgan Stanley. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its two primary businesses: securities and asset management.

The Adviser will provide certain day-to-day investment management services to the Fund. Under the Investment Advisory Agreement, the Adviser will receive an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average weekly Managed Assets. The Adviser is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the ‘‘Advisers Act’’). As of December 31, 2006, the Adviser, together with its affiliated asset management companies, had approximately US$ billion in assets under management. See ‘‘Management of the Fund.’’

Morgan Stanley Investment Management Inc. will also serve as administrator (the ‘‘Administrator’’) to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the annual administrative fee, payable monthly, is 0.08% of the Fund’s average weekly Managed Assets. The Administration Agreement covers administrative costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement), except pricing services and extraordinary expenses.

Distributions	Commencing with the Fund’s initial dividend, the Fund intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income, including interest income, to common stockholders. The Fund expects to declare the initial quarterly dividend on the Fund’s common shares within approximately days after completion of this offering and to pay that initial quarterly dividend approximately to days after completion of this offering. In addition, the Fund intends to distribute, on an semi-annual basis, all or substantially all of its investment company taxable income and capital gains to its stockholders.

Various factors will affect the level of the Fund’s investment company taxable income, including interest income. To permit the Fund to maintain more stable quarterly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of income actually earned by the Fund during that quarter. Undistributed income will add to the Fund’s net asset value and, correspondingly, distributions from undistributed income, if any, will reduce the Fund’s net asset value. See ‘‘Dividends and Distributions; Dividend Reinvestment Plan.’’ Stockholders will automatically have all dividends and distributions reinvested in common shares issued by the Fund or common shares of the Fund purchased in the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See ‘‘Dividends and Distributions; Dividend Reinvestment Plan.’’

The Fund will pay quarterly dividends on its common shares after the payment of dividends on any Preferred Shares that may be outstanding. If the Fund realizes a capital gain or other taxable income, it will be required, for U.S. federal income tax purposes, to allocate such income between the common shares and any outstanding Preferred Shares in proportion to the total dividends paid to each class for the year in which, or with respect to which, the income is paid. See ‘‘Description of Shares—Preferred Shares’’ and ‘‘Dividends and Distributions; Dividend Reinvestment Plan.’’

Use of Leverage	The Fund expects to leverage through the issuance of Preferred Shares initially representing approximately 25% of the Fund’s total assets after their issuance, [subject to market conditions and the receipt of a credit rating on the Preferred Shares from one or more nationally recognized statistical rating organizations.]

The Preferred Shares issued by the Fund would pay adjustable rate dividends based on shorter-term interest rates. The adjustment period could be as short as a day or as long as a year or more. The proceeds received by the Fund from the issuance of Preferred Shares would be used by the Fund to purchase additional investment securities. If the rate of return on the Fund’s investment securities, after the payment of applicable expenses of the Fund, is greater than the dividend rate paid by the Fund on the Preferred Shares, the Fund will generate more income by investing the proceeds of the Preferred Shares than it will need to pay dividends on the Preferred Shares. Conversely, if the rate of return on the Fund’s investment securities after the payment of applicable expenses of the Fund is less than the divided rate paid by the Fund on the Preferred Shares, the Fund could suffer a reduction in income as a result of its payment obligations relating to the Preferred Shares.

If the rate of return earned by the Fund from its investments purchased with the proceeds from leverage exceeds the then current interest or dividend rates resulting from leverage, such proceeds may be used to pay higher dividends to common stockholders. However, the Fund cannot assure that the use of leverage will result in a higher return on its common shares. The use of leverage involves risks discussed further under ‘‘Principal Risks of the Fund—General Leverage Risk.’’ For example, when leverage is employed, the net asset value and market price of the Fund’s common shares will be more volatile. In addition, the amount of the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not issue Preferred Shares because the fees will be calculated based on the Fund’s Managed Assets, which includes the proceeds from the issuance of Preferred Shares, which may create a conflict of interest between the Adviser and the stockholders. See ‘‘Principal Risks of the Fund—Preferred Share Risk,’’ ‘‘Principal Risks of the Fund—General Leverage Risk’’ and ‘‘Management of the Fund.’’

If the Fund issues Preferred Shares, costs of that offering (including the sales load paid to the underwriter for the offering of the Preferred Shares) will be borne immediately by the holders of the common shares and result in a reduction of the net asset value of the common shares. Through leveraging, the Fund will seek to obtain a higher return for holders of the Fund’s common shares then if the Fund did not use leverage. Leverage is a speculative technique and there are special risks and costs associated with leveraging. See ‘‘Principal Risks of the Fund—Preferred Share Risk’’ and ‘‘Principal Risks of the Fund —General Leverage Risk.’’ The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends, the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities and to finance the repurchase of Shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period in which it is employed.

Principal Risks of the Fund	Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks before investing in the Fund.

No Operating History. The Fund is a newly-organized, non-diversified, closed-end management investment company with no operating history and is designed for long-term investors and not as a trading vehicle.

Debt Securities Risk. All debt securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Corporate Debt Obligations Risk. Prices of corporate debt obligations fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt obligations in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Investments in Foreign Securities. Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers generally will be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See ‘‘—Foreign Currency Considerations.’’

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

Investments in Emerging Markets. Investments in the securities of issuers located in emerging markets could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions could have a significant effect on economic conditions in an emerging country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries. It also may be difficult to obtain and enforce a judgment in a court outside of the United States.

In addition, the inter-relatedness of the economies in emerging market countries has deepened over the years, with the effect that economic difficulties in one country often spread throughout a region or even among all or most emerging country markets, an effect that may vitiate any attempt by the Fund to reduce risk through geographic diversification of its portfolio investments.

Investment in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Investment and Repatriation Restrictions. Foreign investment in certain emerging country debt securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging country debt securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Sovereign Debt Securities Risk. Investments in emerging market countries’ government debt securities involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Investments in emerging market countries’ government debt securities involve currency risk. Currency exchange rates may be negatively impacted by rates of inflation, interest rate levels, balance of payments and governmental surpluses or deficits in the emerging market countries in which the Fund invests. Governments that issue sovereign debt obligations may engage in certain techniques to control the value of their local currencies. Such techniques include central bank intervention, imposition of regulatory controls or the imposition of taxes that may impact the exchange rates of the local currencies in which the debt obligations are denominated. Emerging market countries may also issue a new currency to replace an existing currency or may devaluate their currencies. The liquidity and market values of the Fund’s investments in debt obligations of issuers located in emerging market countries may be impacted by the actions of the governments of the emerging market countries in which the Fund invests.

Government obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Foreign Currency Considerations. The Fund will invest directly in debt obligations of issuers located in emerging market countries that are denominated in the local currency and may also invest directly in currencies. The Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar. The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or due to other national or global political or economic developments. Therefore, the Fund’s exposure to foreign currencies may result in reduced returns to the Fund.

The Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See ‘‘Dividends and Distributions; Dividend Reinvestment Plan.’’ The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Since the Fund intends to invest in debt obligations of issuers located in emerging market countries that are denominated in the local currency, changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

Risks of Engaging in Strategic Transactions. Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the Adviser’s prediction as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. When investing in structured investments, it is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured investments) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.

Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty (as defined herein), the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

The use of forward contracts, options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes forwards, futures or options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is no limit on the amount of the Fund’s assets that can be put at risk through the use of forwards, futures contracts and options thereon. In addition, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if hedging had not been used.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code of 1986, as amended (the ‘‘Code’’) requirements relating to qualification as a regulated investment company. Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Lower Rated and Unrated Securities Risk. The Fund may invest without limitation in securities that are generally considered to have a credit quality rated below investment grade by a nationally recognized statistical rating organization such as Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (‘‘S&P’’), or Moody’s Investors Service Inc. (‘‘Moody’s’’). Non-investment grade securities (that is, rated Ba1 or lower by Moody’s or BB+ or lower by S&P) are commonly referred to as ‘‘junk bonds’’ and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of the emerging country debt securities held by the Fund, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody’s or CCC or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

Debt instruments rated below investment grade and unrated debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of instruments rated below investment grade and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of securities rated below investment grade and unrated securities especially in a market characterized by a low volume of trading.

Loan Participations and Assignments Risk. The Fund may invest in fixed and floating rate loans (‘‘Loans’’) arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions (‘‘Lenders’’). The Fund’s investments in Loans in most instances will be in the form of participations in Loans (‘‘Participations’’) or assignments of all or a portion of Loans (‘‘Assignments’’) from third parties. In connection with purchasing

Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Tax Risk. The Fund intends to elect to be treated and to qualify each year as a ‘‘regulated investment company’’ under the Code. If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income, including net capital gain, distributed (or deemed distributed, as described below) to stockholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its stockholders an amount equal to or exceeding 90% of its ‘‘investment company taxable income’’ as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must be certain types of qualifying income. In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must be certain types of qualifying income. Foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement as long as such gains are derived with respect to the business of investing in such currencies. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a regulated investment company for all years to which the regulations are applicable. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level at a 35% U.S. federal tax rate and, when such income is distributed, to a further tax at the stockholder level to the extent of the Fund’s current or accumulated earnings and profits.

Investment Risk. You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

Net Asset Value Discount. Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their net asset value, commonly referred to as a ‘‘discount.’’ Historically, shares of closed-end funds have traded at a discount to their net asset value and the Fund cannot predict whether its shares will trade at a discount to their net asset value. Immediately following the offering, the net asset value of the Fund’s shares will be reduced by offering costs paid by the Fund. Because the market price of the Fund’s shares may be determined by factors such as net asset value, there is an increased risk that the Fund will trade at a discount to its net asset value for a period following the offering. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation. See ‘‘Description of Shares.’’

Non-Diversification. The Fund is classified as a ‘‘non-diversified’’ investment company under the Investment Company Act, which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. However, the Fund intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See ‘‘Tax Matters.’’

Inflation Risk. Inflation risk refers to fluctuations in the value of currency. Inflation decreases the value of money, thereby decreasing the real value of the Fund’s future investment returns. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s shares. Most emerging market countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Illiquid Investments. Investment of the Fund’s assets in relatively illiquid securities and loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price, as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund’s operations require cash, such as when the Fund pays dividends or distributions or if the Fund repurchases shares, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

Convertible Securities Risk. The Fund may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally debt securities (but may include preferred stock) and generally rank senior to common stocks in an issuer’s capital structure and, therefore, entail less risk than the issuer’s common stock. The value of a convertible security is a function of its ‘‘investment value’’ (its value as if it did not have a conversion privilege), and its ‘‘conversion value’’ (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a debt security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a debt security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s objectives.

The Fund may invest in convertible securities rated below investment grade. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer’s continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

There are also special risks associated with the Fund’s investments in ‘‘exchangeable’’ and ‘‘synthetic’’ convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Structured Products Risk. The Fund may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Fund’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more ‘‘factors.’’ These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Fund will use structured notes consistent with its investment objectives and policies.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Repurchase Agreements Risk. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. With regard to reverse repurchase agreements, there is a risk that the buyer of the securities sold by the Fund may not deliver them at the time that the Fund seeks to repurchase.

Reverse Repurchase Agreements and Dollar Rolls Risk. The Fund’s use of reverse repurchase agreements and dollar rolls involve many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements and dollar rolls generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement or dollar roll may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline.

If the buyer of securities under a reverse repurchase agreement or dollar roll were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into repurchase agreements or dollar rolls, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements and dollar roll transactions, the Fund’s net asset value will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Risks of Lending Portfolio Securities. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund’s Board of Directors. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Risks of Investing in Other Investment Companies. Subject to the limitations set forth in the Investment Company Act, the Fund may acquire shares in other investment companies, including foreign investment companies. The market value of the shares of other investment companies may differ from the net asset value of the particular fund. As a stockholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Preferred Share Risk. If the Fund issues Preferred Shares, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of the common shares will tend to fluctuate with changes in the shorter-term dividend rates on the Preferred Shares. If the dividend rate on the Preferred Shares approaches the net rate of return on the Fund’s portfolio of investments, the benefit to the holders of the common shares of issuing Preferred Shares would be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of the Fund’s common shares than if the Fund had not issued Preferred Shares. Because the debt obligations of issuers located in emerging market countries in which the Fund may invest will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this risk is present even when both long-term and short-term interest rates rise. In addition, the Fund will pay (and the holders of the Fund’s common shares will bear) any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. Accordingly, the Fund cannot assure that the issuance of Preferred Shares will result in a higher yield or return to the holders of the Fund’s common shares.

Similarly, any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of the Fund’s common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage obtained through the issuance of Preferred Shares will result in a greater decrease in net asset value to the common stockholders than if the Fund were not leveraged which may cause a greater decline in the market price for the common shares. In addition, the Fund might be in danger of failing to maintain the required asset coverage of the Preferred Shares, as required under the Investment Company Act, or of losing its ratings on the Preferred Shares. In addition, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund may need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low market prices may result in capital loss and may reduce returns to the common stockholders.

[In addition, the Fund intends to seek a credit rating on the Preferred Shares from one or more nationally recognized statistical rating organizations.] The Fund intends that, as long as any Preferred Shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agencies. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of any Preferred Shares, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the Investment Company Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, debt securities and certain mandatory redemption requirements relating to the Preferred Shares. No assurance can be given that the guidelines actually imposed with respect to Preferred Shares by such rating agencies will be more or less restrictive than as described in this prospectus.

General Leverage Risk. The use of leverage by the Fund would result in additional risks than if leverage had not been used and can magnify the effect of any losses. If the income and gains earned on securities to which the Fund has exposure through the use of leverage are greater than the related dividend or interest rates, the Fund’s returns will be greater than if leverage had not been used. Conversely, if the income and gains from those securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The Adviser nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund’s stockholders will outweigh the risk of a reduced return. There is no assurance that the Fund’s leverage strategy will be successful. Leverage involves risks and special considerations that stockholders should consider, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the shares than a comparable portfolio without leverage;

•	when the Fund uses leverage, the fees payable to the Adviser will be higher than if the Fund did not use leverage;

•	the use of leverage may increase operating costs, which may reduce the Trust’s total return; and

•	the effect of leverage in a declining market, which is likely to cause greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in greater decline in the market price of the common shares.

The Fund may be required to sell assets at a loss, or at an inopportune time, in order to redeem or pay off leverage, resulting in a decrease in the net asset value of the Fund. The Adviser, in its discretion, will continue the Fund’s use of leverage where it believes that the benefits of maintaining the leveraged position will outweigh any current reduced return to current stockholders.

While the Fund may consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that a reduction, if any, will benefit the common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to common stockholders as compared to a situation where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction turned out to be correct, and determine not to reduce leverage.

Zero Coupon Securities. Certain debt obligations purchased by the Fund may take the form of zero coupon securities. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

Inflation Linked Bonds Risk. While these bonds provide protection against inflation, these bonds generally offer a lower yield than non-inflation linked bonds.

Yankee Dollar Obligations, Eurobonds and Global Bonds Risk. Yankee dollar obligations, eurobonds and global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk. To a limited extent, they may also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of the currency in which the securities are denominated, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Adviser Risk. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Certain Affiliations. Certain broker-dealers, including , will be considered to be affiliated persons of the Fund or the Adviser. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, until the underwriting syndicate is broken in connection with the initial public offering of the common shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks around the world, as well as concerns over the outbreak of infectious diseases, have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and global securities markets.

Anti-Takeover Provisions. The Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status and delay or limit the ability of other persons to acquire control of the Fund. These provisions could deprive the common stockholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares or at net asset value. The Fund’s Board of Directors has determined that these provisions are in the best interests of stockholders generally.

Listing	The Fund expects to list its common shares on the New York Stock Exchange, subject to official notice of issuance, under the symbol ‘‘EDD.’’

Fund Custodian	J.P. Morgan Investor Services Co. (‘‘JPMIS’’) will provide fund accounting and other services pursuant to a sub-administration agreement with the Administrator and will receive compensation from the Administrator for these services.

JPMorgan Chase Bank, N.A. will serve as custodian (the ‘‘Custodian’’) for the Fund. See ‘‘Custodian.’’

Dividend Paying Agent, Transfer Agent and Registrar	Computershare Shareholder Services, Inc. and Computershare Trust Company, N.A. (collectively, ‘‘Computershare’’) will serve together as the Fund’s transfer agent (‘‘Transfer Agent’’). See ‘‘Dividend Paying Agent, Transfer Agent and Registrar.’’

 SUMMARY OF FUND EXPENSES

The expenses in the table below assume the Fund’s issuance of Preferred Shares in an amount equal to 25% of the Fund’s total assets (after their issuance), and the table shows Fund expenses both as a percentage of net assets attributable to common shares, and, in footnote 4, as a percentage of net assets attributable to common shares assuming no leverage.

Stockholder Transaction Expenses:	Percentage of Offering Price
Sales load paid by you	4.50%
Offering expenses borne by the Fund	0.20	(1)(2)
Dividend reinvestment plan fees	None

Annual Expenses:	As a percentage of net assets attributable to common shares (assuming Preferred Shares are issued)(4)
Advisory fees	1.00%
Interest Payments on Borrowings	%
Acquired Fund Fees and Expenses(5)	%
Other expenses(1)	%
Total Annual Expenses	%

(1)	The Adviser has agreed to pay all of the Fund’s organizational expenses. The Fund will pay offering costs (other than the sales load) up to an aggregate of $ per common share ( % of the offering price) sold in this offering. The Adviser has agreed to pay such offering costs of the Fund to the extent they exceed $ per common share ( % of the offering price). The aggregate offering expenses (other than sales load) to be incurred by the Fund currently are estimated to be $ (including amounts to be incurred by the Adviser on behalf of the Fund). Offering costs borne by the Fund will result in a reduction of capital of the Fund attributable to common shares.

(2)	If the Fund offers Preferred Shares, costs of that offering, estimated to be slightly more than % of the total amount of the Preferred Share offering, will be borne immediately by common stockholders and result in the reduction of the net asset value of the common shares. Assuming the issuance of Preferred Shares in an amount equal to 25% of the Fund’s total assets (after issuance), those offering costs are estimated to be no more than approximately $ or $ per common share ( % of the offering price of the common shares).

(3)	The table presented below in this footnote estimates what the Fund’s annual expenses would be stated as percentages of the Fund’s net assets attributable to common shares but, unlike the table above, assumes that no Preferred Shares are issued or outstanding, This will be the case, for instance, prior to the Fund’s expected issuance of Preferred Shares. In accordance with these assumptions, the Fund’s expenses would be estimated to be as follows:

Annual Expenses:	Percentages of Net Assets Attributable to Common Shares (assuming no Preferred Shares are issued or outstanding)
Advisory Fees	1.00%
Acquired Fund Fees and Expenses(5)	%
Other Expenses	%
Total Annual Fund Operating Expenses	%(1)

The purpose of the table and the example is to assist prospective investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The expenses shown in the table and example above are based on estimated amounts through the end of the Fund’s first fiscal year of

operations, unless otherwise indicated, and assume that the Fund issues approximately    common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase as a percentage of the Fund’s net assets attributable to common shares. See ‘‘Management of the Fund’’ and ‘‘Dividends and Distributions; Dividend Reinvestment Plan.’’ The Example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed for purposes of the Example.

Example

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45 plus estimated offering expenses of this offering of $2 and estimated offering costs of issuing Preferred Shares representing 25% of the Fund’s total assets (after their issuance)) that you would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of    % of net assets attributable to common shares and (ii) a 5% annual return(*):

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$	$	$	$

(*)	The Example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed for purposes of the Example. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the Example. The Example assumes that the estimated ‘‘Other Expenses’’ set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value.

 THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Fund was organized under the laws of the State of Maryland on January        , 2007, pursuant to the Fund’s Articles of Incorporation, as amended and restated by the Fund’s Articles of Amendment and Restatement filed with the Maryland State Department of Assessments and Taxation on        , 2007. The Fund has no operating history. The Fund’s principal office is located at 1221 Avenue of the Americas, New York, NY 10020, and its telephone number is        .

 USE OF PROCEEDS

The net proceeds of this offering of common shares will be approximately $        ($         if the underwriter exercises its over-allotment option in full), after payment of the offering costs by the Fund estimated at $        , or $         if the underwriter exercises its over-allotment option in full. The Fund will invest the net proceeds of this offering in accordance with the Fund’s investment objectives and policies as stated below. The Adviser has agreed to pay the amount by which the offering costs (other than the sales load) exceed $        per common share (        % of the offering price). The Adviser has also agreed to pay all of the Fund’s organizational expenses. We currently anticipate that the Fund will be able to invest pursuant to the Fund’s investment objectives and policies within approximately        months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in        .

THE FUND’S INVESTMENTS

Investment Objectives and Policies

The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of long-term capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its Managed Assets in debt obligations of issuers located in emerging market countries that are denominated in the local currency. ‘‘Managed Assets’’ means the total assets of the Fund, which includes any proceeds from the issuance by the Fund of Preferred Shares and other borrowings for investment purposes, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). The debt obligations include (i) Sovereign Debt Obligations and (ii) debt obligations of non-governmental issuers located in emerging markets, including bonds, convertible securities and commercial paper. For purposes of the Fund’s policies, an issuer is located in an emerging market country if (i) the principal trading market for its securities is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in an emerging market country or countries or (iii) it is a government entity of, is organized under the laws of, or has a principal office in, an emerging market country. Emerging market countries are countries that the World Bank has determined to have a low or middle-income economy. Emerging market countries may include any country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund may invest in emerging market countries such as Indonesia, Malaysia, Thailand, the Czech Republic, Hungary, Poland, Russia, Slovakia, Turkey, South Africa, Brazil, Chile, Colombia, Mexico and Peru. The Fund may invest, without limitation, in securities that are rated below investment grade by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Adviser. Debt securities rated below investment grade are commonly known as ‘‘junk bonds’’ and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. See ‘‘Principal Risks of the Fund—Lower Rated and Unrated Securities Risk.’’ The Fund’s holdings may range in maturity from overnight to 30 years or more. The Fund may also invest in warrants, structured investments or other Strategic Transactions, which may be used to maintain exposure of at least 80% of its assets to debt obligations of issuers located in emerging market countries that are denominated in the local currency. In addition, the Fund may invest up to 20% of its Managed Assets in Strategic Transactions, which will not be used to maintain exposure of at least 80% of its assets to debt obligations of issuers located in emerging market countries that are denominated in the local currency, and in currencies of emerging market countries and other types of investments, including shares of open- and closed-end investment companies, common stocks, bonds, convertible securities, money market and short-term debt securities and cash equivalents. The Fund’s investment objectives and 80% policy may be changed without stockholder approval; however, stockholders will be notified in writing of any changes at least 60 days’ prior to any change. There can be no assurance that the Fund’s investment objectives will be achieved.

The Fund’s Investments

The Fund intends to invest primarily in debt obligations of issuers located in emerging market countries that are denominated in the local currency. [In selecting investments for the Fund, the Adviser uses a combination of qualitative assessments and quantitative models. Emphasis is placed on countries that the Adviser believes display positive fundamentals regarding financial stabilizations, market liberalization and favorable structural reform policy.] The Fund’s investments include:

Portfolio Composition

Sovereign Debt Obligations.    Debt obligations known as ‘‘sovereign debt’’ are obligations of governmental issuers in emerging market countries that are denominated in the local currency of the country of issuance and industrialized countries. ‘‘Sovereign Debt Obligations’’ include (i) debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions,

(ii) debt securities issued by government owned, controlled or sponsored entities, (iii) interests in entities organized and operated for the purposes of restructuring the investment characteristics of instruments issued by any of the above issuers or (iv) participation in loans between emerging market governments and financial institutions.

Corporate Debt Obligations.    The Fund may invest in debt obligations of non-governmental issuers located in emerging market countries and denominated in the local currency. Corporate debt obligations generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt obligations come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt obligations will include, but are not limited to, fixed rate, floating rate, zero coupon and inflation linked bonds and notes. The Fund may invest in convertible bonds and warrant structures, which are fixed income securities with imbedded warrants which are exercisable into other debt or equity securities, provided that upon conversion of such securities into equity securities, such equities are promptly disposed of.

Other Debt Obligations.    The Fund may invest up to 20% of its Managed Assets in debt obligations other than those of issuers located in emerging market countries and denominated in the local currency, including, but not limited to, eurobonds, Yankee dollar obligations, global bonds and Brady Bonds.

Currency.    The Fund may invest up to 20% of its Managed Assets in currencies of selected emerging market countries. Instruments that provide exposure to the currencies of emerging market countries include, but are not limited to, currency forward contracts, currency swap contracts and other currency derivatives deemed appropriate by the Adviser.

Loan Participations and Assignments.    The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions. The Fund’s investments in Loans in most instances will be in the form of participations in Loans or assignments of all or a portion of Loans from third parties. The Fund’s investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.

When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment.

Forward Foreign Currency Exchange Contracts.    The Fund may enter into forward foreign currency exchange contracts (‘‘forward contracts’’) for purposes of gaining exposure to the currency of an emerging market country or as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. A non-deliverable currency forward contract is a short-term forward contract on a thinly traded non-convertible foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Fund may enter into forward contracts under various circumstances. The Fund may use forward contracts as a means of gaining exposure to the currency of an emerging market country. Alternatively, the Fund may enter into forward contracts for hedging purposes. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into ‘‘cross-currency’’ hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities.

When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the net amounts of the Fund’s currency exposure under its forward contracts. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the net amount of the Fund’s currency exposure with respect to such contracts.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Code requirements relating to qualification as a regulated investment company.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Strategic Transactions.    The Fund may invest in warrants, structured investments and various other strategic investment transactions described below, which may be used to maintain exposure of at least 80% of its assets to debt obligations of issuers located in emerging market countries that are denominated in the local currency. To the extent that the Strategic Transactions are linked to the performance of debt obligations of issuers located in emerging market countries that are denominated in the local currency, they will be counted toward the 80% policy described under ‘‘—Investment Objectives and Policies.’’ The Fund may also invest up to 20% of its Managed Assets in Strategic Transactions to equitize cash, earn income, facilitate portfolio management and seek to mitigate risks. Although the Adviser may seek to use these transactions to achieve the Fund’s investment objectives, no assurance can be given that the use of these transactions will achieve this result.

The Fund may purchase warrants, notes or other structured investments from a financial institution, the return on which is linked to the performance of a particular market, index or security, which may or may not be related to the performance of debt obligations of issuers located in emerging market countries that are denominated in the local currency, as a means of gaining exposure to such markets or securities. The Fund may also purchase and sell other derivative instruments, including exchange-listed and over-the-counter put and call options on securities, including put and call options on swaps held by the Fund, financial futures contracts, debt and other interest rate indices, stock indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and may enter into swap transactions, such as interest rate swaps, total return swaps, credit default swaps, caps, floors or collars. These investments may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. See ‘‘Principal Risks of the Fund— Risks of Engaging in Strategic Transactions’’ for a description of the risks involved in using Strategic Transactions.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. There is no limitation on the extent to which the Fund may engage in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets.

Options.    Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. The following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many derivative transactions involving options require segregation of Fund assets in special accounts, as described below under ‘‘—Use of Segregated and Other Special Accounts.’’

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (‘‘OTC options’’). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (‘‘OCC’’), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is ‘‘in-the-money’’ (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (‘‘Counterparties’’) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as ‘‘primary dealers,’’ or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of ‘‘A-1’’ from S&P or ‘‘P-1’’ from Moody’s or an equivalent rating from any other nationally recognized statistical rating organization. The staff of the Securities and Exchange Commission currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities ‘‘covering’’ the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund’s limitation on illiquid securities described herein.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options can also provide income.

The Fund may purchase and sell call options on the currencies of emerging markets or on debt obligations of issuers located in emerging market countries that are denominated in the local currency that are traded on securities exchanges and in the OTC markets and related futures contracts. All calls sold by the Fund must be ‘‘covered’’ (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities and debt obligations denominated in the currencies of emerging markets (whether or not it holds the above securities in its portfolio). The Fund will not sell put options if, as a result, more than 50% of the Fund’s assets would be required to be earmarked or segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Futures Contracts.    The Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices, including any stock index or index of U.S. government securities or securities. A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. The Fund also may invest in foreign stock index futures contracts traded outside the United States which involve additional risks, including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues.

In addition, the Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or debt market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

Futures Contracts Strategies.    When the Fund anticipates a significant market advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market decline that may adversely affect the market value of the Fund’s securities. To the extent that the Fund’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contracts transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

There currently are limited futures markets for certain currencies of emerging market countries, securities and indexes and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of those markets. The Fund will normally engage in transactions in options and futures that are traded on a recognized securities or futures exchange, including non-U.S. exchanges to the extent permitted by the Commodity Futures Trading Commission (‘‘CFTC’’). Moreover, when the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or high quality, liquid securities, including U.S. government securities, will be earmarked or deposited in a segregated account with the Fund’s custodian so that the amount so earmarked or segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby assuring that the use of such futures is unleveraged.

The CFTC recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (‘‘CEA’’). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund’s Prospectus or Statement of Additional Information. There is no overall limitation on the percentage of the Fund’s net assets which may be subject to a hedge position.

Structured Products.    The Fund may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Fund’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more ‘‘factors.’’ These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Fund will use structured notes consistent with its investment objectives and policies.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Swaps.    The Fund may enter into swap transactions, such as interest rate swaps, total return swaps, credit default swaps, and options on swaps, caps, floors or collars. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term ‘‘specified index’’ includes currencies, fixed interest rates, prices, total return on interest rate indices, debt indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a debt index for the return generated by a second debt index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute ‘‘senior securities’’ under the Investment Company Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. The Fund may enter into over-the-counter derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Options on Swaps.    The Fund may engage in options on swaps for hedging purposes or to manage and mitigate the credit and interest rate. A swap option is a contract that gives a Counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, changes in the market value of securities held by the Fund, and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate and (iv) Counterparty risk.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund. The Fund may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with Counterparties that are approved by the Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each Counterparty and various credit enhancement techniques (for example, collateralization of amounts due from Counterparties) to limit exposure to Counterparties with ratings below AA by S&P or Aa by Moody’s.

Credit Default Swaps.    The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to the Fund. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the Counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the Counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total Managed Assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the Counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked-to-market on a daily basis.

Options on Securities Indices and Other Financial Indices.    The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Use of Segregated and Other Special Accounts.    Many derivative transactions, in addition to other requirements, require that the Fund earmark or segregate cash and/or liquid securities to the extent Fund obligations are not otherwise ‘‘covered’’ through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must earmark or segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to earmark or segregate cash and/or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to earmark or segregate cash and/or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to earmark or segregate cash and/or liquid securities equal to the exercise price. OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only earmark or segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non-cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash and/or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will earmark or segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will earmark or segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the Fund’s net obligation, if any.

Derivative transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation in related options and derivative transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and/or liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other derivative transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, cash and/or liquid securities equal to any remaining obligation would need to be segregated.

Money Market Instruments.    Money market instruments are high quality short-term debt securities. Money market instruments in which the Fund may invest may include obligations of governments, government agencies, banks, including time deposits and certificates of deposit, corporations and special purpose entities and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in a foreign currency.

Common Stock.    Common stock generally represents an ownership or equity interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. They may or may not pay dividends, as some issuers reinvest all of their profits back into their businesses, while others pay out some of their profits to stockholders as dividends.

Convertible Securities.    Convertible securities are securities that may be exchanged under certain circumstances for a fixed number of common shares or other equity securities. Convertible securities generally represent a feature of some other type of security, such as a debt security or preferred stock, so that, for example, a convertible debt security would be a debt security that is convertible into common stock. Convertible securities may be viewed as an investment in the current security or the security into which the convertible securities may be exchanged and, therefore, are included in both the definitions of an equity security and a debt security.

The convertible securities in which the Fund may invest also include ‘‘exchangeable’’ and ‘‘synthetic’’ convertible securities. The Fund may also invest in traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, ‘‘synthetic’’ and ‘‘exchangeable’’ convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, ‘‘synthetic’’ and ‘‘exchangeable’’ convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

Other Registered Investment Companies.    The Fund may invest its assets in securities of other open- and closed-end investment companies, including affiliated registered investment companies. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Common stockholders will therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. Expenses will be taken into account when evaluating the investment merits of an investment in an investment company relative to available investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Preferred Shares.    The Fund may issue Preferred Shares in an aggregate amount of up to 25% of its total assets. The Fund will use the proceeds to purchase additional securities consistent with the Fund’s investment objectives, policies and strategies. There can be no assurance, however, that such Preferred Shares will actually be issued. There can be no assurance, however, that such Preferred Shares will actually be issued. The Preferred Shares would have complete priority upon distribution of assets over the common shares. The Preferred Shares would have complete priority upon distribution of assets over the common shares. In addition, the Fund may borrow from banks and other financial institutions and may also borrow additional funds through reverse repurchase agreements or dollar rolls or the issuance of short-term debt securities in an amount that, when combined with the value of any Preferred Shares, does not exceed 33 1/3% of its Managed Assets. These techniques are known as leverage and involve greater risks. The Fund’s leveraging strategy may not be successful. See ‘‘The Fund’s Investments—Use of Leverage’’ and ‘‘Principal Risks of the Fund—General Leverage Risk.’’

Other Investments

Zero Coupon Bonds.    Certain debt obligations purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its stockholders.

Inflation Linked Bonds Risk.    Inflation linked bonds are government-issued debt securities that offer an investor inflationary protection, by linking yields to the inflation rate.

Yankee Dollar Obligations, Eurobonds, Global Bonds.    Certain debt obigations purchased by the Fund may take the forms of Yankee dollar obligations, eurobonds, global bonds or inflation linked bonds. Yankee dollar obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. A Eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued. Global bonds are bonds that can be offered within multiple markets simultaneously. Unlike eurobonds, global bonds can be issued in local currency of the country of issuance.

Repurchase Agreements.    The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund’s Board of Directors. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund’s limitation on illiquid securities described herein.

For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the Securities and Exchange Commission permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the Investment Company Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of emerging market countries, the U.S. government and their agencies or instrumentalities) may have maturity dates exceeding one year.

Reverse Repurchase Agreements.    The Fund may borrow through entering into reverse repurchase agreements, under which, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the Investment Company Act unless the Fund designates on its books and records an amount of assets equal to the amount of the Fund’s obligations under the reverse repurchase agreements. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Dollar Roll Transactions.    The Fund may borrow through entering into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.

When-Issued and Delayed Delivery Securities.    The Fund may purchase and sell securities on a ‘‘when-issued’’ or ‘‘delayed delivery’’ basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will earmark or segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

Mortgage-Backed Securities.    One type of mortgage-backed security in which the Fund may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a ‘‘pass-through’’ of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

Stripped Mortgage-Backed Securities:    A type of mortgage-backed security in which the Fund may invest is a stripped mortgage-backed security (‘‘SMBS’’). SMBS are derivatives in the form of multi-class mortgage securities that may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or ‘‘IO’’ class), while the other class will receive all of the principal (the principal-only or ‘‘PO’’ class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities and may result in losses. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories. SMBS are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Certain of these securities may be deemed ‘‘illiquid’’ and subject to the Fund’s limitation on investing in illiquid securities.

Commercial Mortgaged-Backed Securities (‘‘CMBS’’).    CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or ‘‘balloon’’ is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g. significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Brady Bonds.    Brady Bonds are emerging market securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers’ debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market.

Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to ‘‘value recovery payments’’ in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the ‘‘residual risk’’). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

Private Placements and Restricted Securities.    The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the ‘‘Securities Act’’), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Directors, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be ‘‘liquid,’’ the security will not be included within the category ‘‘illiquid securities.’’ However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Short Sales.    The Fund may participate in short sales. A short sale is a transaction in which a fund sells securities it owns or has the right to acquire at no added cost (i.e., ‘‘against the box’’) or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the fund arranges through a broker to borrow the securities and, in so doing, the fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When a fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the fund replaces the borrowed securities. A fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. A fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. Short sales by a fund involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Warrants.    Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

In particular, the Fund may seek to gain exposure to debt obligations of issuers located in emerging market countries that are denominated in the local currency through structured notes or warrants, the return on which is linked to one or more debt obligations of issuers located in emerging market countries that are denominated in the local currency. Purchasing warrants would entitle the Fund, upon exercise of the warrant, to receive any appreciation in the market price of its debt securities over approximately the market price at the time of purchase. Warrants are exercisable over specified periods. In addition, the return on structured notes would be based on the return of one or more specified underlying debt securities issued by emerging market countries during the term of the notes.

Borrowing.    The Fund may borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any Preferred Shares then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Fund will only borrow when the Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund will maintain asset coverage in accordance with the Investment Company Act.

Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Fund shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable Securities and Exchange Commission regulations and interpretations.

Temporary Investments

During periods in which the Adviser believes that changes in economic, financial or political conditions make it advisable to do so, the Fund may, for temporary defensive purposes, reduce its holdings in debt obligations of issuers located in emerging market countries that are denominated in the local currency and invest in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S., emerging market or other foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States, emerging market or other foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in certain emerging market countries in which the Fund may invest).

Use of Leverage

The Fund intends to use leverage through the issuance of Preferred Shares initially representing approximately 25% of the Fund’s total assets after their issuance, [subject to market conditions and the receipt of a credit rating on the Preferred Shares from one or more nationally recognized statistical rating organizations.] If the Fund issues Preferred Shares, costs of that offering (including the sales load paid to the underwriters for the offering of the Preferred Shares) will be borne immediately by the holders of the common shares and result in a reduction of the net asset value of the common shares. Through leveraging, the Fund will seek to obtain a higher return for holders of the Fund’s common shares then if the Fund did not use leverage. Leverage is a speculative technique and there are special risks and costs associated with leveraging. See ‘‘Principal Risks of the Fund—Preferred Share Risk’’ and ‘‘Risks of the Fund—General Leverage Risk.’’ The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends, the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities and to finance the repurchase of Shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period in which it is employed.

Preferred Shares

[Any offering of Preferred Shares is subject to market conditions and the Fund’s receipt of a credit rating on the Preferred Shares from one or more nationally recognized statistical rating organizations

(most likely a combination of Moody’s, S&P and/or Fitch Ratings, Ltd. (‘‘Fitch’’)). The Fund presently anticipates that any Preferred Shares that it intends to issue would be initially givenratings by Moody’s, S&P or Fitch, as applicable.]

The Fund may offer Preferred Shares representing up to 25% of the Fund’s total assets immediately after the issuance of the Preferred Shares. The size, timing and other terms of any offering of Preferred Shares and the terms of the Preferred Shares would be determined by the Fund’s Board of Directors. The Fund expects to invest the proceeds of the Preferred Shares offering in other investments permitted by the Fund’s investment policies. The Preferred Shares would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Share dividends could be as short as one day or as long as a year or more. The issuance of Preferred Shares would leverage the common shares and the Preferred Shares would have a senior claim on the distribution of the Fund’s assets over the common shares. So long as the Fund’s portfolio investments provide a higher rate of return than the dividend rate of the Preferred Shares, after taking expenses into consideration, the issuance of Preferred Shares would cause you to receive a higher current rate of income than if the Fund were not leveraged. Where the income or capital appreciation from the securities purchased with the proceeds is not sufficient to cover the cost of leverage, the Fund’s total return will be lower than if leverage had not been used, resulting in a smaller distributions of dividends and gains. Where the issuance of Preferred Shares results in lower returns for the Fund, the Adviser may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s stockholders of maintaining the leveraged position will outweigh the current reduced return. Since the fee paid to the Adviser will be calculated on the basis of the Fund’s assets including proceeds from borrowings for leverage and the issuance of Preferred Shares, the use of leverage will result in higher fees to the Adviser that if the Fund did not utilize leverage.

Changes in the value of the Fund’s investment portfolio, including investments bought with the proceeds of the Preferred Shares offering, would be borne entirely by the common stockholders. If there is a net decrease, or increase, in the value of the Fund’s investment portfolio, the leverage would decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Fund were not leveraged. See ‘‘Principal Risks of the Fund—Preferred Share Risk’’ and ‘‘Principal Risks of the Fund—General Leverage Risk.’’

For U.S. federal tax purposes, the Fund is currently required to designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income, including tax-exempt interest, net capital gain, and other income subject to federal income tax. A class’ proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and Preferred Shares are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with each such class’ proportionate share of such income. The Fund will designate dividends qualifying as exempt-interest dividends, capital gain dividends and other taxable dividends in a manner that allocates such income between the common stockholders and Preferred Shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. The Fund does not believe that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Under the Investment Company Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value of the outstanding Preferred Shares may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain asset coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. These asset coverage maintenance provisions generally will be required by Moody’s, S&P and Fitch, and generally will be more restrictive than the limitations imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. In order to meet redemption requirements applicable to Preferred Shares, the Fund may have to liquidate portfolio investments. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common shares could impair the Fund’s ability to qualify as a regulated investment company under the Code.

If the Fund has Preferred Shares outstanding, two of the Fund’s Directors will be elected by the holders of Preferred Shares voting separately as a class. The remaining Directors will be elected by common stockholders and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Directors of the Fund.

Effects of Issuance of Preferred Shares

Assuming (i) that the proceeds from the issuance of Preferred Shares in the aggregate are equal to approximately 25% of the Fund’s total assets after such issuance, and (ii) the Fund will pay dividends at an annual average rate of        %, then the incremental income generated by the Fund’s portfolio (net of estimated expenses including expenses related to the Preferred Shares) must exceed approximately        % to cover the dividend payments and other expenses specifically related to the Preferred Shares. These numbers are merely estimates used for illustration. Actual Preferred Share dividend rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished pursuant to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of an issuance of Preferred Shares on common share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of −10%, −5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further reflects the issuance of Preferred Shares representing approximately 25% of the Fund’s total assets after such issuance. For a further discussion of the risks of issuing Preferred Shares, see ‘‘Principal Risks of the Fund—Preferred Share Risk’’ and ‘‘Principal Risks of the Fund—General Leverage Risk.’’ The table does not reflect any offering costs of common shares.

Assumed portfolio total return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common share total return	( )%	( )%	( )%	%	%

Common share total return is composed of two elements—the common share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the dividends on Preferred Shares) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. The purpose of the table above is to assist investors in understanding the effects of leverage. This table reflects the hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s common shares, the value of which will be determined by market and other factors and actual returns may be greater or less than those appearing in the table.

If Preferred Shares are issued, the amount of the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not issue Preferred Shares because the fees paid will be calculated based on the Fund’s Managed Assets which may create a conflict of interest between the Adviser and the stockholders. The Fund’s stockholders will bear the cost of the Fund’s fees and expenses.

Unless and until the Fund issues Preferred Shares, this section will not be applicable.

Lending of Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, domestic and foreign banks and other institutional investors. By lending its portfolio securities, the Fund will attempt to earn incremental income on portfolio securities through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund will employ an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 1/3% of the value of its net assets. The Fund may lend its portfolio securities consistent with the Fund’s investment objectives so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the Securities and Exchange Commission thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower ‘‘marks to market’’ on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

 PRINCIPAL RISKS OF THE FUND

You should carefully consider the risks and other information contained in this prospectus before you decide to participate in the offering. The section below does not describe all risks associated with an investment in the Fund. Additional risks and uncertainties may also adversely affect and impair the Fund.

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks before investing in the Fund.

No Operating History.    The Fund is a newly-organized, non-diversified, closed-end management investment company with no operating history and is designed for long-term investors and not as a trading vehicle.

Debt Securities Risk.    All debt securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Corporate Debt Obligations Risk.    Prices of corporate debt obligations fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt obligations in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Investments in Foreign Securities.    Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers generally will be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See ‘‘—Foreign Currency Considerations.’’

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

Investments in Emerging Markets.    Investments in the securities of issuers located in emerging markets could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions could have a significant effect on economic conditions in an emerging country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries. It also may be difficult to obtain and enforce a judgment in a court outside of the United States.

In addition, the inter-relatedness of the economies in emerging market countries has deepened over the years, with the effect that economic difficulties in one country often spread throughout a region or even among all or most emerging country markets, an effect that may vitiate any attempt by the Fund to reduce risk through geographic diversification of its portfolio investments.

Investment in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Investment and Repatriation Restrictions.    Foreign investment in certain emerging country debt securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging country debt securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Sovereign Debt Securities Risk.    Investments in emerging market countries’ government debt securities involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Investments in emerging market countries’ government debt securities involve currency risk. Currency exchange rates may be negatively impacted by rates of inflation, interest rate levels, balance of payments and governmental surpluses or deficits in the emerging market countries in which the Fund invests. Governments that issue sovereign debt obligations may engage in certain techniques to control the value of their local currencies. Such techniques include central bank intervention, imposition of regulatory controls or the imposition of taxes that may impact the exchange rates of the local currencies in which the debt obligations are denominated. Emerging market countries may also issue a new currency to replace an existing currency or may devaluate their currencies. The liquidity and market values of the Fund’s investments in debt obligations of issuers located in emerging market countries may be impacted by the actions of the governments of the emerging market countries in which the Fund invests.

Government obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Foreign Currency Considerations.    The Fund will invest directly in debt obligations of issuers located in emerging market countries that are denominated in the local currency and may also invest directly in currencies. The Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar. The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or due to other national or global political or economic developments. Therefore, the Fund’s exposure to foreign currencies may result in reduced returns to the Fund.

The Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See ‘‘Dividends and Distributions; Dividend Reinvestment Plan.’’ The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Since the Fund intends to invest in debt obligations of issuers located in emerging market countries that are denominated in the local currency, changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

Risks of Engaging in Strategic Transactions.    Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the Adviser’s prediction as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. When investing in structured investments, it is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured investments) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.

Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

The use of forward contracts, options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes forwards, futures or options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is no limit on the amount of the Fund’s assets that can be put at risk through the use of forwards, futures contracts and options thereon. In addition, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if hedging had not been used.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Code requirements relating to qualification as a regulated investment company. Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Lower Rated and Unrated Securities Risk.    The Fund may invest without limitation in securities that are generally considered to have a credit quality rated below investment grade by a nationally recognized statistical rating organization such as Moody’s and S&P. Non-investment grade securities (that is, rated Ba1 or lower by Moody’s or BB+ or lower by S&P) are commonly referred to as ‘‘junk bonds’’ and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of the emerging country debt securities held by the Fund, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody’s or CCC or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

Debt instruments rated below investment grade and unrated debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of instruments rated below investment grade and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of securities rated below investment grade and unrated securities especially in a market characterized by a low volume of trading.

Loan Participations and Assignments Risk.    The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions. The Fund’s investments in Loans in most instances will be in the form of participations in Loans or assignments of all or a portion of Loans from third parties. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Tax Risk.    The Fund intends to elect to be treated and to qualify each year as a ‘‘regulated investment company’’ under the Code. If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income, including net capital gain, distributed (or deemed distributed, as described below) to stockholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its stockholders an amount equal to or exceeding 90% of its ‘‘investment company taxable income’’ as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. Foreign currency gains will generally be treated as regulated investment company qualifying income for purposes of the 90% gross income requirement as long as such gains are derived with respect to the regulated investment company’s business of investing in such currencies. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a regulated investment company for all years to which the regulations are applicable. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level at a 35% U.S. federal tax rate and, when such income is distributed, to a further tax at the stockholder level to the extent of the Fund’s current or accumulated earnings and profits.

Investment Risk.    You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

Net Asset Value Discount.    Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their net asset value, commonly referred to as a ‘‘discount.’’ Historically, shares of closed-end funds have traded at a discount to their net asset value and the Fund cannot predict whether its shares will trade at a discount to their net asset value. Immediately following the offering, the net asset value of the Fund’s shares will be reduced by offering costs paid by the Fund. Because the market price of the Fund’s shares may be determined by factors such as net asset value, there is an increased risk that the Fund will trade at a discount to its net asset value for a period following the offering. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation. See ‘‘Description of Shares.’’

Non-Diversification.    The Fund is classified as a ‘‘non-diversified’’ investment company under the Investment Company Act, which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. However, the Fund intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See ‘‘Tax Matters.’’

Inflation Risk.    Inflation risk refers to fluctuations in the value of currency. Inflation decreases the value of money, thereby decreasing the real value of the Fund’s future investment returns. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s shares. Most emerging market countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Common Stock Risk.    In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Illiquid Investments.    Investment of the Fund’s assets in relatively illiquid securities and loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price, as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund’s operations require cash, such as when the Fund pays dividends or distributions or if the Fund repurchases shares, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

Convertible Securities Risk.    The Fund may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally debt securities (but may include preferred stock) and generally rank senior to common stocks in an issuer’s capital structure and, therefore, entail less risk than the issuer’s common stock. The value of a convertible security is a function of its ‘‘investment value’’ (its value as if it did not have a conversion privilege), and its ‘‘conversion value’’ (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a debt security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a debt security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s objectives.

The Fund may invest in convertible securities rated below investment grade. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer’s continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

There are also special risks associated with the Fund’s investments in ‘‘exchangeable’’ and ‘‘synthetic’’ convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

Counterparty Risk.    The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Structured Products Risk.    The Fund may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Fund’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more ‘‘factors.’’ These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Fund will use structured notes consistent with its investment objectives and policies.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Repurchase Agreements Risk.    The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. With regard to reverse repurchase agreements, there is a risk that the buyer of the securities sold by the Fund may not deliver them at the time that the Fund seeks to repurchase.

Reverse Repurchase Agreements and Dollar Rolls Risk.    The Fund’s use of reverse repurchase agreements and dollar rolls involve many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements and dollar rolls generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement or dollar roll may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline.

If the buyer of securities under a reverse repurchase agreement or dollar roll were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into repurchase agreements or dollar rolls, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements and dollar roll transactions, the Fund’s net asset value will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Risks of Lending Portfolio Securities.    There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund’s Board of Directors. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Risks of Investing in Other Investment Companies.    Subject to the limitations set forth in the Investment Company Act, the Fund may acquire shares in other investment companies, including foreign investment companies. The market value of the shares of other investment companies may differ from the net asset value of the particular fund. As a stockholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Preferred Share Risk.    If the Fund issues Preferred Shares, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of the common shares will tend to fluctuate with changes in the shorter-term dividend rates on the Preferred Shares. If the dividend rate on the Preferred Shares approaches the net rate of return on the Fund’s portfolio of investments, the benefit to the holders of the common shares of issuing Preferred Shares would be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of the Fund’s common shares than if the Fund had not issued Preferred Shares. Because the debt obligations of issuers located in emerging market countries in which the Fund may invest will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this risk is present even when both long-term and short-term interest rates rise. In addition, the Fund will pay (and the holders of the Fund’s common shares will bear) any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. Accordingly, the Fund cannot assure that the issuance of Preferred Shares will result in a higher yield or return to the holders of the Fund’s common shares.

Similarly, any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of the Fund’s common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage obtained through the issuance of Preferred Shares will result in a greater decrease in net asset value to the common stockholders than if the Fund were not leveraged which may cause a greater decline in the market price for the common shares. In addition, the Fund might be in danger of failing to maintain the required asset coverage of the Preferred Shares, as required under the Investment Company Act, or of losing its ratings on the Preferred Shares. In addition, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund may need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low market prices may result in capital loss and may reduce returns to the common stockholders.

[In addition, the Fund intends to seek a credit rating on the Preferred Shares from one or more nationally recognized statistical rating organizations.] The Fund intends that, as long as any Preferred Shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agencies. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of any Preferred Shares, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the Investment Company Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, debt securities and certain mandatory redemption requirements relating to the Preferred Shares. No assurance can be given that the guidelines actually imposed with respect to Preferred Shares by such rating agencies will be more or less restrictive than as described in this prospectus.

General Leverage Risk.    The use of leverage by the Fund would result in additional risks than if leverage had not been used and can magnify the effect of any losses. If the income and gains earned on securities to which the Fund has exposure through the use of leverage are greater than the related dividend or interest rates, the Fund’s returns will be greater than if leverage had not been used. Conversely, if the income and gains from those securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The Adviser nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund’s stockholders will outweigh the risk of a reduced return. There is no assurance that the Fund’s leverage strategy will be successful. Leverage involves risks and special considerations that stockholders should consider, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the shares than a comparable portfolio without leverage;

•	when the Fund uses leverage, the fees payable to the Adviser will be higher than if the Fund did not use leverage;

•	the use of leverage may increase operating costs, which may reduce the Trust’s total return; and

•	the effect of leverage in a declining market, which is likely to cause greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in greater decline in the market price of the common shares.

The Fund may be required to sell assets at a loss, or at an inopportune time, in order to redeem or pay off leverage, resulting in a decrease in the net asset value of the Fund. The Adviser, in its discretion, will continue the Fund’s use of leverage where it believes that the benefits of maintaining the leveraged position will outweigh any current reduced return to current stockholders.

While the Fund may consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that a reduction, if any, will benefit the common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to common stockholders as compared to a situation where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction turned out to be correct, and determine not to reduce leverage.

Zero Coupon Securities.    Certain debt obligations purchased by the Fund may take the form of zero coupon securities. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

Inflation Linked Bonds Risk.    While these bonds provide protection against inflation, these bonds generally offer a lower yield than non-inflation linked bonds.

Yankee Dollar Obligations, Eurobonds and Global Bonds Risk.    Yankee dollar obligations, eurobonds and global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk. To a limited extent, they may also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of the currency in which the securities are denominated, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Adviser Risk.    As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Certain Affiliations.    Certain broker-dealers, including    , will be considered to be affiliated persons of the Fund or the Adviser. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, until the underwriting syndicate is broken in connection with the initial public offering of the common shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Market Disruption and Geopolitical Risk.    The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks around the world, as well as concerns over the outbreak of infectious diseases, have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and global securities markets.

Anti-Takeover Provisions.    The Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status and delay or limit the ability of other persons to acquire control of the Fund. These provisions could deprive the common stockholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares or at net asset value. The Fund’s Board of Directors has determined that these provisions are in the best interests of stockholders generally.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding common shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding shares). Subsequent to the issuance of a class of Preferred Shares, the following investment restrictions may not be changed without the approval of a majority of the outstanding common shares and of Preferred Shares, voting together as a class, and the approval of a majority of the outstanding Preferred Shares, voting separately as a class. For purposes of the restrictions, an issuer of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that security, provided that the guaranty of a security will be considered a separate security unless the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. The Fund may not:

1. Invest 25% or more of its total assets (taken at the time of each investment) in the securities of issuers in any one particular industry. This limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from futures, options, forward contracts, swaps, CMOs, structured investments, other derivative instruments or any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act, as amended from time to time or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

3. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act, as amended from time to time or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

4. Borrow money, except the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

5. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security.

6. Issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

As a matter of operating policy, which may be changed by the Fund’s Board of Directors without stockholder vote, the Fund may not:

1. Invest its assets in the securities of any investment company except as may be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act, as amended from time to time or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

Unlike fundamental policies, operating policies of the Fund may be changed by the Directors of the Fund, without a vote of the Fund’s stockholders, if the Directors determine such action is warranted. The Fund will notify its stockholders of any change in any of the operating policies set forth above. Such notice shall also include a discussion of the increased risks of investment in the Fund, if any, associated with such a change.

MANAGEMENT OF THE FUND

Board of Directors of the Fund

The Board of Directors of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Directors review various services provided by or under the direction of the Adviser to ensure that the Fund’s general investment policies and programs are properly carried out. The Directors also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

Directors and Officers of the Fund

The Directors are divided into three classes. Directors serve for a three-year term and until their successors have been duly elected and qualify. See ‘‘Certain Provisions of Maryland Law and of the Fund’s Charter and Bylaws.’’

The Board of the Fund currently consists of          Directors. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP (the ‘‘Institutional Funds’’) and certain of the funds advised by Morgan Stanley Investment Advisors Inc. (the ‘‘Retail Funds’’). Directors have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser’s parent company, Morgan Stanley. These are the ‘‘non-interested’’ or ‘‘Independent’’ Directors. The other Director (the ‘‘Interested Director’’) is affiliated with the Adviser.

The Independent Directors of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of December 31, 2006) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Advisors Inc.).

[To	be included by amendment]

The Director who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Director (as of December 31, 2006) and the other directorships, if any, held by the Independent Director, are shown below.

[To	be included by amendment]

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Joanne Doldo, Tara A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Lou Anne D. McInnis, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck and Julien H. Yoo.

For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, Morgan Stanley Investment Advisors Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2006, is shown below.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Interested Director

(1)	Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2006, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $ and $ , respectively, pursuant to the deferred compensation plan.

As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Directors and the Committees.    Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Institutional Funds seek as Independent Directors or Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Institutional Funds’ Boards, such individuals may reject other attractive assignments because the Institutional Funds make substantial demands on their time. The Board has four Committees: (1) Audit Committee, (2) Governance Committee, (3) Valuation, Insurance and Compliance Committee and (4) Investment Committee. The Investment Committee has three Sub-Committees focusing on the Fund’s primary areas of investment, namely equities, fixed-income and alternatives, as detailed below. Four of the Independent Directors serve as members of the Audit Committee, three Independent Directors serve as members of the Governance Committee, three Directors, including two Independent Directors, serve as members of the Valuation, Insurance and Compliance Committee and all of the Directors serve as members of the Investment Committee.

The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts and distribution and underwriting agreements, continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

The Board of Directors of the Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). The Audit Committee is charged with recommending to the full Board of Directors the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and preparing and submitting Audit Committee meeting minutes to the full Board of Directors. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are             ,             ,              and             . None of the members of the Fund’s Audit Committee is an ‘‘interested person,’’ as defined under the Investment Company Act, of the Fund. Each Independent Director is also ‘‘independent’’ from the Fund under the listing standards of the New York Stock Exchange. The Chairperson of the Audit Committee of the Fund is.

The Board of Directors of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund’s Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund’s Independent Directors as candidates for election as Independent Directors, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Directors and any Board Committees and oversees periodic evaluations of the Fund’s Board and its committees. The members of the Governance Committee of the Fund are currently,and, each of whom is an Independent Director. The Chairperson of the Governance Committee of the Fund is.

The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each current Independent Director (,,,,,,,and) participates in the election and nomination of candidates for election as Independent Directors for the Fund. Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent Directors shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described below under the caption ‘‘—Stockholder Communications.’’

The Board formed a Valuation, Insurance and Compliance Committee to review the valuation process, address insurance coverage and oversee the compliance function for the Fund and the Board. The Valuation, Insurance and Compliance Committee currently consists of                     ,                          and                          are Independent Directors.                                  is the Chairperson of the Valuation, Insurance and Compliance Committee.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund’s Investment Advisory and Administration Agreements. The members of the Investment Committee are        ,        ,        ,        ,        ,        ,        ,        ,        and        . The Chairperson of the Investment Committee is        .

The Investment Committee has three Sub-Committees, each with its own Chairperson. The Sub-Committees and their members are as follows:

(1)	Equity—(Chairperson),and.

(2)	Fixed-Income—(Chairperson),and.

(3)	Money Market and Alternatives—(Chairperson),and.

Director and Officer Indemnification

The Fund’s Articles of Incorporation provide that no Director, Officer, employee or agent of the Fund is liable to the Fund or to a stockholder, nor is any Director, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles of Incorporation provide that a Director, Officer employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Stockholder Communications

Stockholders may send communications to the Fund’s Board of Directors. Stockholders should send communications intended for the Fund’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Director previously noted. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation

Each Independent Director (except for the Chairman of the Boards) receives an annual retainer fee of $180,000 for serving the Retail Funds and the Institutional Funds. The Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Investment Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Independent Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios.                          receives a total annual retainer fee of $360,000 for his services as Chairman.

The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Director.

The Fund has a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds

(or portfolios thereof) that are offered as investment options under the DC Plan. At the Director’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the ‘‘Prior DC Plan’’), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. The DC Plan amends and supercedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows the estimated aggregate compensation to be paid by the Fund to each of the Fund’s Directors, as well as the aggregate compensation payable to each of the Fund’s Directors by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2006. In all cases, there were no pension or retirement benefits accrued as part of the Fund’s expenses.

Name of Director	Estimated Aggregate Compensation from the Fund(1)	Number of Portfolios in the Fund Complex from which the Directors received compensation(2)	Total Compensation from Fund Complex Paid to Directors and (Number of Other Funds and Portfolios in Fund Complex from which the Director received compensation)(1)
Independent Director

Interested Director

(1)	Includes all amounts paid for serving as Director of the Fund, as well as serving as Chairman of the Board or as Chairperson of a Committee/Sub-Committee of the Fund.

(2)	Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

(3)	Includes amounts deferred at the election of the Director under the DC Plan ( –$ ; –$ ).

Prior to December 31, 2003, 49 of the Retail Funds (the ‘‘Adopting Funds’’), not including the Fund, had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an ‘‘Eligible Director’’) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director’s retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund’s Independent Directors by the Adopting Funds for the calendar year ended December 31, 2006, and the estimated retirement benefits for the Independent Directors from the Adopting Funds for each calendar year following retirement. Only the Directors listed below participated in the retirement program.

Name of Independent Director	Retirement Benefits Accrued as Fund Expenses By All Adopting Funds	Estimated Annual Benefits Upon Retirement(1) From All Adopting Funds

(1)	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director’s life.

The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of one class will expire and is elected at the annual meeting of stockholders. See ‘‘Certain Provisions of Maryland Law and of the Fund’s Charter and Bylaws.’’

As of the date of this prospectus, the aggregate number of common shares of the Fund owned by the Fund’s officers and Directors as a group was less than 1% of the Fund’s common shares outstanding.

The Charter and the Bylaws of the Fund provide that the Fund will indemnify, and pay or reimburse reasonable expenses before final disposition of a proceeding to, directors, officers, employees or agents of the Fund to the fullest extent permitted by the Maryland General Corporation Law (the ‘‘MGCL’’) and the Investment Company Act. Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity, or in the defense of any claim, issue or matter in such a proceeding. Under Maryland law, a corporation may indemnify any director or officer made a party to any proceeding by reason of service in that capacity unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation generally may not indemnify for an adverse judgment in a suit by or in the right of the corporation. Also, a Maryland corporation generally may not indemnify for a judgment of liability on the basis that personal benefit was improperly received. In either of these cases, a Maryland corporation may indemnify for expenses only if a court orders indemnification. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer. First, however, the corporation must receive a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met. The termination of any proceeding by conviction, or upon a plea of nolo contendre or its equivalent, or an entry of any order of probation prior to judgment, creates a rebuttable presumption that the director or officer did not meet the requisite standard of conduct required for indemnification to be permitted. The Charter further provides that to the fullest extent permitted by Maryland law, and subject to the requirements of the Investment Company Act, no director or officer will be liable to the Fund or its stockholders for money damages. Under Maryland law, a corporation may restrict or limit the liability of directors or officers to the corporation or its stockholders for money damages, except to the extent that such liability results from (1) the actual receipt of an improper benefit or profit in money, property, or services, or (2) active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Adviser

Morgan Stanley Investment Management Inc. serves as the Fund’s investment adviser. The Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement. The Adviser is a registered investment adviser under the Advisers Act. The Adviser provides portfolio management services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and fixed income securities. As of December 31, 2006, the Adviser, together with its affiliated asset management companies, had approximately $         billion of assets under management. The Adviser’s principal address is 1221 Avenue of the Americas, New York, NY 10020. The Adviser currently acts as investment adviser for        investment funds, including              funds registered under the Investment Company Act.         is an affiliate of the Adviser.

The Adviser emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of equity investment opportunities worldwide. The Adviser draws upon the capabilities of its asset management specialists located in its various offices throughout the world, including New York, London, Singapore, Tokyo and Mumbai. It also draws upon the research capabilities of Morgan Stanley and its other affiliates, as well as the research and investment ideas of other companies whose brokerage services the Adviser utilizes.

Investment Advisory Agreement

Under the terms of the Investment Advisory Agreement, the Adviser will supervise the investment activities of the Fund; obtain and evaluate such information and advice relating to the economy, securities, securities markets and commodities markets as it deems necessary or useful to discharge its duties under the Investment Advisory Agreement; continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Adviser shall deem necessary or appropriate. The Adviser will also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.

The Fund will pay all of its other expenses, including, among others, legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the dividend reinvestment plan (except for brokerage expenses paid by participants in such plan); costs of stationery; any litigation expenses; and costs of stockholders’ and other meetings.

For services under the Investment Advisory Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund’s average weekly Managed Assets.

Under the Investment Advisory Agreement, the Adviser is permitted to provide investment advisory services to other clients. Conversely, information furnished by others to the Adviser in the course of providing services to clients other than the Fund may be useful to the Adviser in providing services to the Fund.

The Investment Advisory Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board of Directors who are not ‘‘interested persons’’ of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a majority vote of either the Fund’s Board of Directors or the Fund’s outstanding voting securities. The Investment Advisory Agreement may be terminated at any time without payment of penalty by the Fund or by the Adviser upon 60 days’ written notice. The Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined under the Investment Company Act.

The Investment Advisory Agreement provides that the Adviser will not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Investment Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Investment Advisory Agreement.

A discussion regarding the Board of Directors’ approval of the Investment Advisory Agreement will be available in the Fund’s [Semi-]Annual Report to Stockholders for the period ended         , 2007.

Portfolio Managers

The Fund’s assets are managed within the Emerging Markets Debt team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Abigail McKenna, Managing Director of the Adviser, and Eric J. Baurmeister and Federico L. Kaune, each an Executive Director of the Adviser. Ms. McKenna has been associated with the Adviser in an investment management capacity since August 1996 and will begin managing the Fund at its inception. Mr. Baurmeister has been associated with the Adviser in an investment management capacity since October 1997 and will begin managing the Fund at its inception. Mr. Kaune has been associated with the Adviser in an investment management capacity since April 2003 and will begin managing the Fund at its inception. Prior to joining the Adviser, he was a Senior Vice President and Senior Economist at Goldman Sachs. Ms. McKenna, Mr. Baurmeister and Mr. Kaune are co-portfolio managers. Members of the team collaborate to manage the assets of the Fund. The composition of the team may change without notice from time to time.

Other Accounts Managed by the Portfolio Managers.    As of        , 2007, Ms. McKenna managed        registered investment companies with a total of approximately $         billion in assets;        pooled investment vehicles other than registered investment companies with a total of approximately $         billion in assets; and    accounts with a total of approximately $        billion in assets. As of        , 2007, Mr. Baurmeister managed    registered investment companies with a total of approximately $         billion in assets;        pooled investment vehicles other than registered investment companies with a total of approximately $         billion in assets; and        accounts with a total of approximately $        billion in assets. As of        , 2007, Mr. Kaune managed        registered investment companies with a total of approximately $         billion in assets;        pooled investment vehicles other than registered investment companies with a total of approximately $         billion in assets; and    accounts with a total of approximately $    billion in assets.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure.    Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base Salary Compensation.    Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary Compensation.    In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Bonus.

•	Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•	Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

•	Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for the one-, three-and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Fund, the Fund’s investment performance will be measured against the . Other funds/accounts managed by the same portfolio manager may be measured against this same index, if appropriate, or against another index (or indices) that is deemed a more appropriate size-and/or style-specific to such fund/account as disclosed in such fund’s/account’s disclosure materials or guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described above under ‘‘—Other Accounts Managed by the Portfolio Managers.’’ Generally, the greatest weight is placed on the three-and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers.    As of        , 2007, Ms. McKenna, Mr. Baurmeister and Mr. Kaune did not own any securities in the Fund.

The Administrator

Morgan Stanley Investment Management Inc. serves as administrator to the Fund pursuant to the Administration Agreement. Under the Administration Agreement, the administrative fee is 0.08% of the Fund’s average weekly Managed Assets. The Administration Agreement covers administrative costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement), except pricing services and extraordinary expenses.

Under a sub-administration agreement between the Administrator and JPMIS, a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board of Directors, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. The Fund anticipates that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. In the OTC market, securities are generally traded on a ‘‘net’’ basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter’s concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

The placing and execution of orders for the Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including the Adviser or its affiliates). The Fund may utilize affiliates of the Adviser in connection with the purchase or sale of securities in accordance with rules adopted or exemptive orders granted by the Securities and Exchange Commission when the Adviser believes that the charge for the transaction does not exceed usual and customary levels. In addition, the Fund may purchase securities in a placement for which affiliates of the Adviser have acted as agent to or for issuers, consistent with applicable rules adopted by the Securities and Exchange Commission or regulatory authorization, if necessary. The Fund will not purchase securities from or sell securities to any affiliate of the Adviser acting as principal. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes the prices and executions are obtainable from more than one broker, it may give consideration to placing portfolio transactions with that broker who also furnishes research and other services to the Fund or the Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be utilized by the Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

The Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

 NET ASSET VALUE

The Fund determines its net asset value no less frequently than the close of business on the last business day of each week by dividing the value of the net assets of the Fund (the value of its assets less its liabilities) by the total number of common shares outstanding. In valuing the Fund’s assets, securities listed on a foreign exchange are valued at their closing price. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on the NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets in which the Fund may invest on days that are not Fund business days. The Fund’s calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. When an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, or trade in the over-the-counter market, the values of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

All assets or liabilities of the Fund not denominated in U.S. dollars are initially valued in the currency in which they are denominated and then are translated into U.S. dollars at the prevailing foreign exchange rate on the date of valuation. The Fund’s obligation to pay any local taxes are booked as a liability on the date the Fund recognizes income or marks-to-market its assets and has the effect of reducing the Fund’s net asset value.

DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

Commencing with the Fund’s initial dividend, the Fund intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income, including interest income, to common stockholders. The Fund expects to declare the initial quarterly dividend on the Fund’s common shares within approximately        days after completion of this offering and to pay that initial quarterly dividend approximately        to        days after completion of this offering. The Fund intends to distribute, on an semi-annual basis, all or substantially all of its capital gains to its stockholders. See ‘‘Tax Matters —U.S. Federal Income Taxes.’’ The Fund may elect annually to retain for reinvestment any net realized long-term capital gains.

Pursuant to the Dividend Reinvestment Plan (the ‘‘Plan’’), each stockholder is deemed to have elected, unless the Plan Agent is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by Computershare (the ‘‘Plan Agent’’), in Fund shares pursuant to the Plan. Stockholders who do not participate in the Plan receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by Computershare, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o the Plan Agent for Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or realized capital gains distribution payable either in the Fund’s common shares or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common shares to be issued by the Fund. If the market price per common share on the valuation date equals or exceeds net asset value per common share on that date, the Fund will issue new shares to participants at net asset value unless the net asset value is less than 95% of the market price on the valuation date, in which case, at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s common shares are then listed, the next preceding trading day. If the net asset value exceeds the market price of common shares at such time, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy the Fund’s common shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants’ account on, or shortly after, the payment date.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy includes those shares purchased pursuant to the Plan.

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or distributions. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions are paid by the Fund. However, each participant’s account is charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant also pays brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are generally less than the usual brokerage charges, because the Plan Agent purchases stock for all participants in blocks and prorates the lower commission thus attainable.

The automatic reinvestment of dividends and distributions does not relieve participants of any income tax that may be payable on such dividends and distributions. See ‘‘Tax Matters—U.S. Federal Income Taxes.’’

The Fund reserves the right to amend, suspend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for the Fund at Morgan Stanley Emerging Markets Domestic Debt Fund, Inc., Dividend Reinvestment Plan, Computershare Shareholder Services, Inc., P.O. Box 43010, Providence, RI, 09240-3010.

 DESCRIPTION OF SHARES

The Fund is a corporation organized under the laws of the state of Maryland pursuant to its Charter, consisting of Articles of Amendment and Restatement filed with the Maryland State Department of Assessments and Taxation on        , 2007. The Fund is authorized to issue 100,000,000 common shares, par value $0.01 per common share. Each common share, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable and will have no conversion, preemptive or other subscription rights. Each common share has one vote per share on all matters to be voted upon by stockholders, and stockholders may not cumulate their votes in the election of Directors. Thus, holders of more than 50% of the shares voting for the election of Directors have the power to elect all of the successors of the class of Directors whose term expires at that meeting. All shares are equal as to assets, earnings and the receipt of dividends and distributions, if any, as may be declared by the Board of Directors out of funds available therefore; however, the Fund’s Board of Directors has the authority to classify and reclassify any authorized but unissued shares of capital stock and to establish the rights and preferences of such unclassified shares. In the event of liquidation, dissolution or winding up of the Fund, each common share is entitled to receive its proportion of the Fund’s assets remaining after payment of all debts and expenses and the amounts to which holders of any class of stock hereafter classified or reclassified having a preference on distributions in liquidation, dissolution or winding up of the Fund may be entitled. See ‘‘Certain Provisions of Maryland Law and of the Fund’s Charter and Bylaws.’’

The Fund has no present intention of offering any additional common shares, except that additional common shares may be issued under the Plan. Any additional offerings of common shares will require approval by the Fund’s Board of Directors. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing common stockholders or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund anticipates that its common shares will be listed on the New York Stock Exchange, subject to official notice of issuance, under the symbol ‘‘EDD.’’ The net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and offering costs paid by the Fund. See ‘‘Summary of Fund Expenses.’’

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a stockholder determines to buy additional common shares or sell shares already held, the stockholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. See ‘‘Principal Risks of the Fund.’’ The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

The Fund is a closed-end investment company, and as such its stockholders do not have the right to cause the Fund to redeem their common shares. The Fund, however, may repurchase common shares from time to time in the open market or in private transactions when it can do so at prices at or below the current net asset value per share on terms that represent a favorable investment opportunity. Subject to its investment limitations and to applicable provisions of the MGCL, the Fund may borrow to finance the repurchase of common shares.

The Fund currently intends to issue its common shares without certificates, as permitted under Maryland law.

Preferred Shares

The Fund’s Articles of Incorporation provide that the Fund’s Board of Directors may authorize and issue Preferred Shares with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of common stockholders. Common stockholders have no preemptive right to purchase any Preferred Shares that might be issued.

The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Fund currently intends to utilize financial leverage, which may include Preferred Shares, representing up to 25% of the Fund’s total assets immediately after the financial leverage is utilized. The Board of Directors also reserves the right to issue Preferred Shares to the extent permitted by the Investment Company Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund’s total assets less liabilities and indebtedness of the Fund (other than leverage consisting of debt). We cannot assure, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions will be determined by the Board of Directors, subject to applicable law and the Articles of Incorporation, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate, providing for the periodic redetermination of the dividend rate at relatively short intervals by reflecting interest rates on short-term securities through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below. The issuance of Preferred Shares would leverage the common shares and the Preferred Shares would have a senior claim on the distribution of the Fund’s assets over the common shares. So long as the Fund’s portfolio investments provide a higher rate of return than the dividend rate of the Preferred Shares, after taking expenses into consideration, the issuance of Preferred Shares would cause you to receive a higher current rate of income than if the Fund were not leveraged.

Changes in the value of the Fund’s investment portfolio, including investments bought with the proceeds of the Preferred Shares offering, would be borne entirely by the common stockholders. If there is a net decrease, or increase, in the value of the Fund’s investment portfolio, the leverage would decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Fund were not leveraged. See ‘‘Principal Risks of the Fund—Preferred Share Risk’’ and ‘‘Principal Risks of the Fund—General Leverage Risk.’’

For U.S. federal income tax purposes, the Fund is currently required to designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income, including tax-exempt interest, net capital gain and other income subject to federal income tax. A class’ proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and Preferred Shares are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with each such class’ proportionate share of such income. The Fund will designate dividends qualifying as exempt-interest dividends, capital gain dividends and other taxable dividends in a manner that allocates such income between the common stockholders and Preferred Shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to common stockholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights.    The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining

Directors will be elected by common stockholders and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the Directors of the Fund at any time that two years’ dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Fund’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See ‘‘Certain Provisions of Maryland Law and the Fund’s Charter and Bylaws.’’ As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Directors presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Articles of Incorporation, holders of Preferred Shares will have equal voting rights with common stockholders (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with common stockholders as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Fund.    The terms of the Preferred Shares are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Fund may tender for or purchase Preferred Shares and (iii) the Fund may subsequently resell any Preferred Shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Directors determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Articles of Incorporation. The Board of Directors, without the approval of the common stockholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

[The Fund intends to apply for ratings for any Preferred Shares from Moody’s, S&P and/or Fitch. In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody’s, S&P and/or Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s common stockholders or its ability to achieve its investment objective. Any offering of Preferred Shares is subject to market conditions and the Fund’s receipt of a credit rating on the Preferred Shares from one or more nationally recognized statistical rating organizations (most likely a combination of Moody’s, S&P and/or Fitch).]

CERTAIN PROVISIONS OF MARYLAND
 LAW AND OF THE FUND’S CHARTER AND BYLAWS

The Fund’s Charter and Bylaws include provisions that could limit the ability of others to acquire control of the Fund, to modify the structure of the Fund or to cause it to engage in certain transactions. These provisions also could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Fund, however, these provisions offer several possible advantages. They potentially require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the common shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

The following paragraphs summarize certain provisions of Maryland law and the Fund’s Charter and Bylaws. The summary does not purport to be complete and is subject to and qualified in its entirety by reference to Maryland law and to the Fund’s Charter and Bylaws.

Size and Classification of the Board Of Directors

The Fund’s Charter provides that the number of directors of the Fund shall be established by the Fund’s Bylaws, but shall not be less than the minimum number required by the MGCL. Any vacancy on the Board of Directors will be filled, at any regular meeting or at any special meeting called for that purpose, by a majority vote of the remaining Directors, even if the remaining Directors do not constitute a quorum, except that a vacancy resulting from an increase in the number of Directors will be filled by a majority vote of the entire Board of Directors. A Director elected by the Board of Directors to fill a vacancy serves until the next annual meeting of stockholders and until his successor is elected and qualifies.

The Fund’s Bylaws provide for a staggered Board of Directors comprised of three classes as nearly equal in size as possible. Each class holds office until the third annual meeting for election of Directors following the election of such class. We believe that classification of the Fund’s Board of Directors will help to assure the continuity and stability of the Fund’s business strategies and policies. The classified Director provision may make the replacement of incumbent directors more time consuming and difficult. This could discourage a third party from making a tender offer or otherwise attempting to obtain control of us, even though such an attempt might be beneficial to us and our stockholders. A change in a majority of the Fund’s Board of Directors will generally require at least two annual meetings of stockholders, instead of one. Thus, the classified Board provision could increase the likelihood that incumbent Directors will retain their positions.

Removal of Directors

The Fund’s Charter provides that the Fund’s Directors may be removed from office, with or without cause, by the affirmative vote of two-thirds of all outstanding shares of stock entitled to vote in the election of Directors. This provision, when coupled with the provision in the Bylaws authorizing the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent Directors and filling the vacancies created by such removal with their own nominees, except upon a substantial affirmative vote.

Business Combinations

Under Maryland law, certain ‘‘business combinations,’’ including a merger, consolidation, share exchange, or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities, between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, ten percent or more of the voting power of the corporation’s shares; or

•	an affiliate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

At the conclusion of the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom (or with whose affiliate) the business combination is to be effected.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price (as defined under Maryland law) for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. None of these provisions of the Maryland law will apply, however, to business combinations that are approved or exempted by the board of directors of the corporation prior to the time that the interested stockholder becomes an interested stockholder.

The business combination statute is not applicable to a corporation registered under the Investment Company Act as a closed-end investment company unless its board of directors adopts a resolution to be subject to the business combination statute, provided that the resolution shall not be effective with respect to a business combination with any person who has become an interested stockholder before the time that the resolution is adopted.

The Fund’s Board of Directors has not adopted such a resolution and thus, unless the Fund’s Board of Directors adopts such a resolution in the future, the business combination statute will not be applicable to business combinations of the Fund with any person or entity. As a result, persons may be able to enter into business combinations with us that may not be in the best interests of our stockholders, without compliance with a super majority vote requirements and other provisions of Maryland law.

Control Share Acquisitions

Maryland law provides that ‘‘control shares’’ of a Maryland corporation acquired in a ‘‘control share acquisition’’ have no voting rights except to the extent approved by a stockholder vote of two-thirds of the votes entitled to be cast on the matter. Shares of stock owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. ‘‘Control shares’’ are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or shares of stock for which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power: one-tenth or more, but less than one-third of all voting power; one-third or more, but less than a majority of all voting power; or a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A ‘‘control share acquisition’’ means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses), may compel the Fund’s Board of Directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the Fund may present the question at any stockholders’ meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may be able to redeem any or all of the control shares (except those for which voting rights previously have been approved) for fair value. Fair value is determined without regard to the absence of voting rights for control shares as of the date of the last control share acquisition or of any meeting of stockholders at which the voting rights of control shares are considered and not approved. If voting rights for the control shares are approved at a stockholders’ meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders of the corporation shall have the rights of objecting stockholders under Maryland law to demand and receive from the corporation payment of the fair value of such stockholder’s stock. The fair value of the stock of a stockholder exercising the rights of objecting stockholders in such instance may not be less than the highest price per share paid by the acquiring person in the control share acquisition. Some of the limitations and restrictions otherwise applicable to the exercise of dissenters’ rights do not apply in the context of a control share acquisition.

The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or to acquisitions approved or exempted by the charter or bylaws of the corporation. The control share acquisition statute also does not apply to a corporation registered under the Investment Company Act as a closed-end investment company unless its board of directors adopts a resolution to be subject to the control share acquisition statute, provided that the resolution shall not be effective with respect to any person who has become a holder of control shares before the time that the resolution is adopted.

The Fund’s Board of Directors has not adopted such a resolution and thus unless the Fund’s Board of Directors adopts such a resolution in the future, the control share acquisition statute will not be applicable to control shares of the Fund acquired in a control share acquisition.

Advance Notice of Director Nominations and New Business

The Fund’s Bylaws provide that (a) with respect to an annual meeting of stockholders, nominations of persons for election to the Fund’s Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to the Fund’s notice of the meeting; (ii) by or at the direction of the Fund’s Board of Directors; or (iii) by a stockholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the Bylaws; and (b) with respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the special meeting of stockholders and nominations of persons for election to the Fund’s Board of Directors may be made only (i) pursuant to the Fund’s notice of the meeting; (ii) by or at the direction of the Fund’s Board of Directors; or (iii) provided that the Fund’s Board of Directors has determined that Directors shall be elected at such meeting, by a stockholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the bylaws.

The purpose of requiring stockholders to provide the Fund with advance notice of nominations and other business is to afford the Fund’s Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees or the advisability of the other proposed business and, to the extent deemed necessary or desirable by the Fund’s Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although the Fund’s Bylaws do not give the Fund’s Board of Directors any power to disapprove stockholder nominations for the election of Directors or proposals for action, this advance notice procedure may have the effect of precluding a contest for the election of Directors or the consideration of stockholder proposals if the proper procedures are not followed, and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of Directors or to approve its own proposal, without regard to whether consideration of such nominees or proposals might be harmful or beneficial to the Fund and its stockholders.

Unsolicited Takeovers

Under Maryland law, a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors may elect to be subject to certain statutory provisions relating to unsolicited takeovers which, among other things, would automatically vest in the board of directors the exclusive right to determine the number of directors and the exclusive right, by the affirmative vote of a majority of the remaining directors, to fill vacancies on the board of directors, even if the remaining directors do not constitute a quorum. These statutory provisions relating to unsolicited takeovers also provide that any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred, rather than the next annual meeting as would otherwise be the case and until his successor is elected and qualified.

An election to be subject to any or all of the foregoing statutory provisions may be made in the Fund’s Charter or Bylaws, or by a resolution of the Fund’s Board of Directors without stockholder approval. Any such statutory provision to which the Fund elects to be subject will apply even if other provisions of Maryland law or the Fund’s Charter or Bylaws provide to the contrary. Neither the Fund’s Charter nor the Fund’s Bylaws provide that the Fund is subject to any of the foregoing statutory provisions relating to unsolicited takeovers. However, the Fund’s Board of Directors could adopt a resolution or amend the Bylaws of the Fund, without stockholder approval, to elect to become subject to some or all of these statutory provisions.

Amendment to the Charter and Bylaws; Meetings of Stockholders

The Fund’s Charter may be amended only if declared advisable by the Board of Directors and approved by the stockholders by the affirmative vote of at least a majority of all of the votes entitled to be cast on the matter by the stockholders, except with respect to certain items noted below that have a super-majority stockholder vote requirement. The Fund’s Bylaws may be amended only by the Board of Directors by a majority vote of the Board of Directors.

The affirmative vote of the holders of 75% or more of the outstanding shares is required to (1) convert the Fund from a closed-end to an open-end investment company, (2) merge or consolidate with any other entity or enter into a share exchange transaction in which the Fund is not the successor corporation, (3) dissolve or liquidate the Fund, (4) sell all or substantially all of its assets, (5) cease to be an investment company registered under the Investment Company Act, (6) issue to any person securities in exchange for property worth $1,000,000 or more, exclusive of sales of securities in connection with a public offering, issuance of securities pursuant to a dividend reinvestment plan or other stock dividend or issuance of securities upon the exercise of any stock subscription rights or (7) amend, alter or repeal the above provisions in the Fund’s Charter. However, if such action has been declared advisable, approved or authorized by the affirmative vote of at least 70% of the entire Board of Directors, the affirmative vote of only a majority of the outstanding shares would be required for approval, except in the case of the issuance of securities, in which no stockholder vote would be required unless otherwise required by applicable law. The principal purpose of the above provisions is to increase the Fund’s ability to resist takeover attempts and attempts to change the fundamental nature of the business of the Fund that are not supported by either the Board of Directors or a large majority of the stockholders. These provisions make it more difficult to liquidate, take over or open-end the Fund and thereby are intended to discourage investors from purchasing its shares with the hope of making a quick profit by forcing the Fund to change its structure.

These provisions, however, would apply to all actions proposed by anyone, including management, and would make changes in the Fund’s structure accomplished through a transaction covered by the provisions more difficult to achieve. The foregoing provisions also could impede or prevent transactions in which common stockholders might obtain prices for their shares in excess of the current market prices at which the Fund’s shares were then trading. Although these provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund, the Fund believes the conversion of the Fund from a closed-end to an open-end investment company to eliminate the discount may not be desired by stockholders, who purchased their common shares in preference to stock of the many mutual funds available.

The Fund will hold annual meetings as required by the rules of the New York Stock Exchange. Under Maryland law and the Fund’s Bylaws, the Fund is required to call a special meeting of its stockholders upon the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at such special meeting. Any request for such a special meeting must state the purpose of the meeting and the matters proposed to be acted on at it. The Secretary of the Fund shall (i) inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting, and (ii) on payment of these costs to the Fund notify each stockholder entitled to notice of the meeting.

 CLOSED-END FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at ‘‘net asset value.’’ Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of stockholders, the Fund’s Board of Directors might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund’s Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per common share. The Board of Directors might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the stockholders of the Fund.

 REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company, and as such its stockholders do not have the right to cause the Fund to redeem their common shares. The Fund, however, may repurchase common shares from time to time in the open market or in private transactions when it can do so at prices at or below the current net asset value per common share on terms that represent a favorable investment opportunity. Subject to its investment limitations and to applicable provisions of Maryland law, the Fund may borrow to finance the repurchase of shares. The payment of interest on borrowings will increase the Fund’s expenses and consequently reduce net income. In addition, the Fund is required under the Investment Company Act to maintain ‘‘asset coverage’’ of not less than 300% of its ‘‘senior securities representing indebtedness’’ as such terms are defined in the Investment Company Act.

The Fund’s common shares will trade in the open market at a price that is a function of several factors, including their net asset value and yield. The shares of closed-end investment companies frequently trade at a discount from, but sometimes at a premium over, their net asset values. See ‘‘Principal Risks of the Fund.’’ There can be no assurance that it will be possible for investors to resell shares of the Fund at or above the price at which shares are offered by this prospectus or that the market price of the Fund’s shares will equal or exceed net asset value. The Fund may from time to time repurchase its shares at prices below their net asset value or make a tender offer for its shares. While this may have the effect of increasing the net asset value of those shares that remain outstanding, the effect of such repurchases on the market price of the remaining shares cannot be predicted.

Any offer by the Fund to repurchase common shares will be made at a price based upon the net asset value of the common shares at the close of business on or within 14 days after the last date of the offer. Each offer will be made and stockholders notified in accordance with the requirements of the Exchange Act and the Investment Company Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a repurchase offer is authorized by the Fund’s Board of Directors, a stockholder wishing to accept the offer may be required to offer to sell all (but not less than all) of the common shares owned by such stockholder (or attributed to him for federal income tax purposes under Section 318 of the Code). The Fund will purchase all common shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth below). Persons tendering common shares may be required to pay a service charge to help defray certain costs of the transfer agent. Any service charges will not be deducted from the consideration paid for the tendered common shares. During the period of a repurchase offer, the Fund’s stockholders will be able to determine the Fund’s current net asset value (which will be calculated weekly) by use of a toll-free telephone number.

 TAX MATTERS

U.S. Federal Income Taxes

The following is a summary of material U.S. federal income tax consequences that may be relevant to a stockholder acquiring, holding and disposing of common shares of the Fund. This discussion addresses only U.S. federal income tax consequences to stockholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances. This discussion also does not address all of the tax consequences that may be relevant to stockholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers and traders in securities, tax-exempt or tax-deferred plans, accounts, or entities, U.S. stockholders whose functional currency is other than the U.S. dollar or stockholders who engage in constructive sale or conversion transactions. In addition, the discussion does not address state, local or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable U.S. tax laws as of the date of this prospectus; U.S. tax law may be changed or subject to new interpretations by the courts or the Internal Revenue Service (‘‘IRS’’) retroactively or prospectively. Investors are urged to consult their own tax advisors to determine the specific tax consequences to them of investing in the Fund including the applicable U.S. federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund intends to elect to be treated and to qualify each year as a ‘‘regulated investment company’’ under Subchapter M of the Code, and this discussion assumes that the Fund will qualify as a regulated investment company.

Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund’s assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or business or related trades or businesses. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% gross income requirement described above. Net income derived from an interest in a ‘‘qualified publicly traded partnership,’’ as defined in the Code, will be treated as qualifying income for purposes of the 90% gross income requirement. For the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership. In addition, no more than 25% of the value of a regulated investment company’s total assets may be invested in the securities of one or more qualified publicly traded partnerships.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund’s principal business of investing in stock or securities. Accordingly, regulations could be issued in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level at a 35% U.S. federal tax rate and, when such income is distributed, to a further tax at the stockholder level to the extent of the Fund’s current or accumulated earnings and profits. If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income, including net capital gain, distributed (or deemed distributed, as described below) to stockholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its stockholders an amount equal to or exceeding 90% of its ‘‘investment company taxable income’’ as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain.

The Fund generally will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that calendar year and 98% of its capital gain net income (the excess of short-and long-term capital gains over short-and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts. Generally, the Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income, prior to the end of each calendar year to avoid liability for this federal excise tax, but can give no assurances that all such liability will be eliminated. In particular, in its initial year the Fund may not make sufficient distributions to avoid being subject to this excise tax with respect to all or a portion of the income and gain it earns from the launch of the Fund until the end of October of such year. However, the Fund does not expect that any excise tax for this period will be material in amount.

If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to stockholders. As a result, each stockholder will be required to report such capital gains as long-term capital gains, will be able to claim its share of U.S. federal income taxes paid by the Fund on such gains as a credit or refund against its own U.S. federal income tax liability and will be entitled to increase the adjusted tax basis of its Fund shares by the difference between its share of such gains and the related credit or refund.

In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income and dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the stockholder has held shares of the Fund. Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the stockholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to stockholders annually.

The Fund may receive ‘‘qualified dividend income,’’ as that term is defined in Section 1(h)(11) of the Code, from its investments and thus certain dividends distributed to individual stockholders attributable to the investment company taxable income of the Fund (if any) may qualify for the current maximum 15% federal tax rate on qualified dividend income, assuming the stockholder meets the holding period requirements for the qualified dividend income rules. Capital gain dividends distributed by the Fund to individual stockholders generally will qualify for the current maximum 15% federal tax rate on long-term capital gains. Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2010; starting in 2011, the maximum rate on long-term capital gains is scheduled to revert to 20%, and all ordinary dividends would be taxed as ordinary income.

The Fund’s dividends and distributions will generally not qualify for any dividends received deduction that might otherwise be available for certain dividends received by stockholders that are corporations.

Dividends and distributions declared in October, November or December, payable to stockholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each such stockholder in December of the year in which the dividend was declared. Under this rule, therefore, stockholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Each year, the Fund’s stockholders will receive a year-end statement designating the amounts of capital gain dividends, ordinary income dividends and qualified dividend income paid by the Fund during the preceding year. The tax status of dividends paid by the Fund is not affected by whether such dividends are reinvested or received in cash by stockholders.

Special tax rules may change the normal treatment of gains and losses recognized by the Fund when it makes certain investments, such as when it invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as ‘‘passive foreign investment companies’’ and ‘‘controlled foreign corporations.’’ These special rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

The Fund may make other investments in which it recognizes income or gain prior to receiving cash with respect to such investments. For example, the Fund may invest in bonds issued with ‘‘original issue discount’’ for U.S. federal income tax purposes. To the extent that the Fund makes such investments, it generally be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that the Fund may make required distributions to its stockholders.

The redemption, sale or exchange of common shares normally will result in capital gain or loss to the common stockholders. Generally, a stockholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Present law taxes both long-and short-term capital gains of corporate stockholders at the rates applicable to ordinary income. For individual taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15%, while short-term capital gains and other ordinary income are currently taxed at a maximum rate of 35%.

No loss will be allowed on the redemption, sale or exchange of common shares if the stockholder purchases other common shares of the Fund (whether through reinvestment of distributions or otherwise) or the stockholder acquires or enters into a contract or option to acquire shares that are substantially identical to common shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of common shares held for six months or less will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gains) with respect to such common shares. For purposes of determining a stockholder’s holding period for shares, the holding period is suspended for any periods during which the stockholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related properly or through certain options or short sales.

The Fund may be required to withhold taxes on certain dividends paid to stockholders who have not provided the Fund with their correct taxpayer identification numbers (which, in the case of individual stockholders, are normally their Social Security numbers), or are otherwise subject to back-up withholding. Stockholders who borrow money to buy Fund shares may not be permitted to deduct the interest on such borrowings. Under U.S. federal income tax rules, Fund shares may be treated as having been bought with borrowed money even if the purchase of the Fund shares cannot be traced directly to borrowed money. Holders are urged to consult their own tax advisors regarding the impact of an investment in common shares upon the deductibility of interest payable by the holders.

Foreign Tax Credits

The Fund may be subject to certain taxes imposed by the emerging market countries in which it invests with respect to dividends, capital gains and interest income. Under the Code, if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal tax purposes, to treat any foreign country’s income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its stockholders. The Fund expects to qualify for and may make this election. For any year that the Fund makes such an election, each stockholder will be required to include in its income an amount equal to its allocable share of such taxes paid by the Fund to the foreign government and the stockholder will be entitled, subject to certain limitations, to either deduct its allocable share of such foreign income taxes in computing their taxable income or to use it as a foreign tax credit against U.S. income taxes, if any. If these amounts are used to pay any tax liability of the Fund in a later year, they will be treated as paid by the stockholders in such later year, even if they are imposed with respect to income of an earlier year. Stockholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from the Fund’s election. However, such stockholders should not be disadvantaged either, because the amount of additional income they are deemed to receive equal to their allocable shares of such foreign countries’ income taxes paid by the Fund generally will not be subject to U.S. federal income tax, except in the case of any such stockholder that has financed its interest in the fund with acquisition indebtedness.

The amount of foreign taxes that may be credited against a stockholder’s U.S. federal income tax liability generally will be limited, however, to an amount equal to the stockholder’s U.S. federal income tax rate multiplied by its foreign source taxable income. For this purpose, the Fund’s gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. In addition, this limitation must be applied separately to certain categories of foreign source income. As a consequence, certain stockholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. A stockholder’s ability to claim a credit for foreign taxes paid by the Fund may also be limited by applicable holding period requirements. Each stockholder will be notified within 60 days after the close of the Fund’s taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its stockholders for that year and, if so, such notification will designate (i) such stockholder’s portion of the foreign taxes paid to such country and (ii) the portion of the Fund’s dividends and distributions that represents income derived from sources within such country.

Foreign Stockholders

A ‘‘foreign investor’’ is an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, a foreign partnership or a foreign estate trust. Taxation of a stockholder who, as to the United States, is a foreign investor depends, in part, on whether the stockholder’s income from the Fund is ‘‘effectively connected’’ with a United States trade or business carried on by the stockholder.

If the foreign investor’s income from the Fund is not effectively connected with a United States trade or business carried on by the foreign investor, distributions of net investment income and net short-term capital gains will generally be subject to a 30% (or lower treaty rate) United States withholding tax. The Fund is not required to withhold any amounts of distributions to foreign investors with respect to taxable years of the Fund beginning before January 1, 2008 that are properly designated by the Fund as ‘‘short-term capital gain dividends’’ or ‘‘qualified interest income,’’ provided that the income would not be subject to federal income tax if earned directly by the foreign investor. Foreign investors may be subject to an increased United States tax on their income resulting from the Fund’s election (described above) to ‘‘pass-through’’ amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the foreign taxes paid by the Fund treated as having been paid by them. Distributions of net realized long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains, and gains realized upon the sale of shares of the Fund will not be subject to U.S. tax unless a foreign investor who is a nonresident alien individual is physically present in the United States for more than 182 days during the taxable year and, in the case of gain realized upon the sale of Fund shares, unless (i) such gain is attributable to an office or fixed place of business in the United States or (ii) such nonresident alien individual has a tax home in the United States and such gain is not attributable to an office or fixed place of business located outside the United States. However, a determination by the Fund not to distribute long-term capital gains may reduce a foreign investor’s overall return from an investment in the Fund, since the Fund will incur a U.S. federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Fund that is available for distribution, and the foreign investor may not be able to claim a credit or deduction with respect to such taxes. A foreign investor may be required to establish it is not a U.S. person in order to avoid backup withholding tax on payments that would not otherwise be subject to the 30% withholding tax described above. Backup withholding is not a separate tax and may be refunded to a foreign stockholder; however, a foreign stockholder would generally have to file a U.S. tax return to claim this refund.

If a foreign investor is a resident alien or if dividends or distributions from the Fund are effectively connected with a U.S. trade or business carried on by the foreign investor, dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the rates applicable to U.S. persons and a foreign investor that is a corporation may also be subject to an additional 30% (or lower treaty rate) branch profits tax.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Stockholders may be required to provide appropriate documentation to establish their entitlement to claim treaty benefits. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

Notices

Stockholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders. Furthermore, stockholders will be sent, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that were treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF PARTICIPATION IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECT OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

 UNDERWRITER

Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this prospectus,        has agreed to purchase, and the Fund has agreed to sell to        , the number of common shares indicated below.

Name	Number of Common Shares

Total

The underwriter is offering the common shares subject to its acceptance of the common shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the underwriter to pay for and accept delivery of the common shares offered by this prospectus are subject to the approval of legal matters by its counsel and to certain other conditions. The underwriter is obligated to take and pay for all of the common shares offered by this prospectus if any such common shares are taken. However, the underwriter is not required to take or pay for the common shares covered by the underwriter’s over-allotment option described below.

The underwriter initially proposes to offer part of the common shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $        per share under the initial offering price. The underwriter may allow, and such dealers may reallow, a concession not in excess of $        a share to certain dealers. After the initial offering of the common shares, the offering price and other selling terms may from time to time be varied by the underwriter. The underwriting discounts and commissions (sales load) of $        a share are equal to        % of the initial offering price. Investors must pay for any common shares purchased on or before        , 2007.

The Fund has granted to the underwriter an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of        common shares at the initial offering price per common share listed on the cover page of this prospectus, less underwriting discounts and commissions. The underwriter may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the common shares offered by this prospectus. To the extent the option is exercised, the underwriter will become obligated, subject to limited conditions, to purchase the additional common shares. If the underwriter’s over-allotment option is exercised in full, the total price to public would be $        , the total underwriter’s discounts and commissions (sales load) would be $        , the estimated offering expenses would be $        and the total proceeds to the Fund would be $        .

The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Share		Total
	Without Over-allotment	With Over-allotment	Without Over-allotment	With Over-allotment
Expenses payable by the Fund	$	$	$	$
Underwriting discounts and commissions (sales load)	$	$	$	$

The fees described below under ‘‘—Additional Compensation to Be Paid by the Adviser to the Underwriter’’ are not reimbursable to the Adviser, and are therefore not reflected in expenses payable by the Fund in the table above.

Offering expenses paid by the Fund (other than underwriting discounts and commissions) will not exceed $        per common share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount the Adviser will pay the excess. The aggregate offering expenses (excluding underwriting discounts and commissions) are estimated to be $        in total, of which $        will be borne by the Fund (or $        if the underwriter exercises its over-allotment option in full).

The underwriter has informed the Fund that it does not intend sales to discretionary accounts to exceed five percent of the total number of common shares offered by the underwriter.

In order to meet requirements for the New York Stock Exchange, the underwriter has undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners. The minimum investment requirement is 100 common shares ($        ).

The Fund anticipates that its common shares will be listed on the New York Stock Exchange, subject to official notice of issuance, under the symbol ‘‘EDD.’’

The Fund has agreed that, without the prior written consent of        , it will not, during the period ending 180 days after the date of this prospectus:

•	offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any common shares or any securities convertible into or exercisable or exchangeable for common shares, or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common shares,

whether any such transaction described above is to be settled by delivery of common shares or such other securities, in cash or otherwise; or file any registration statement with the Securities and Exchange Commission relating to the offering of any common shares or any securities convertible into or exercisable or exchangeable for common shares. This lock-up agreement will not apply to the common shares to be sold pursuant to the underwriting agreement or any common shares issued pursuant to the Fund’s Dividend Reinvestment Plan.

In order to facilitate the offering of the common shares, the underwriter may engage in transactions that stabilize, maintain or otherwise affect the price of the common shares. The underwriter currently expects to sell more common shares than it is obligated to purchase under the underwriting agreement, creating a short position in the common shares for its own account. A short sale is covered if the short position is no greater than the number of common shares available for purchase by the underwriter under the over-allotment option (exercisable for 45 days from the date of this prospectus). The underwriter can close out a covered short sale by exercising the over-allotment option or purchasing common shares in the open market. In determining the source of common shares to close out a covered short sale, the underwriter will consider, among other things, the open market price of the common shares compared to the price available under the over-allotment option. The underwriter may also sell common shares in excess of the over-allotment option, creating a naked short position. The underwriter must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the underwriter is concerned that there may be downward pressure on the price of the common shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the underwriter may bid for, and purchase, common shares in the open market to stabilize the price of the common shares. Finally, the underwriter may also reclaim selling concessions allowed to a dealer for distributing the common shares in the offering, if the underwriter repurchases previously distributed common shares in transactions to cover short positions or to stabilize the price of the common shares. Any of these activities may raise or maintain the market price of the common shares above independent market levels or prevent or retard a decline in the market price of the common shares. The underwriter is not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the common shares or any other securities of the Fund. Consequently, the offering price for the common shares was determined by negotiation among the Fund, the Adviser and the underwriter. There can be no assurance, however, that the price at which the common shares trade after this offering will not be lower than the price at which they are sold by the underwriter or that an active trading market in the common shares will develop and continue after this offering.

The Fund anticipates that the underwriter may from time to time act as a broker and dealer in connection with the execution of its portfolio transactions after it has ceased acting as an underwriter and, subject to certain restrictions, may act as such broker while it is acting as an underwriter.

        is an affiliate of the Adviser. In connection with this offering, the underwriter or selected dealers may distribute prospectuses electronically. The Fund, the Adviser and the underwriter have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933.

The address of         is        .

Additional Compensation to Be Paid by the Adviser to the Underwriter

In connection with this transaction,                  will be paid a marketing and structuring fee by the Adviser (and not the Fund) equal to        % of the aggregate price to the public of the common shares sold by        (including shares over-allotted by        regardless of whether the over-allotment option is exercised), and which will total $        . The marketing and structuring fee paid to        will not exceed        % of the total price to the public of the common shares sold in this offering. In contrast to the underwriting discounts and commissions (earned under the underwriting agreement), this marketing and structuring fee will be earned by and paid to        by the Adviser for advice to the Adviser on the design and structuring of, and marketing assistance with respect to, the Fund and the distribution of its common shares.

The sum total of all compensation to the underwriter in connection with this public offering of common shares, including sales load and the fees described above, will not exceed 9% of the total price to the public of the common shares sold in this offering.

 DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

Computershare Shareholder Services, Inc. and Computershare Trust Company, N.A. will act as the Fund’s dividend paying agent, transfer agent and the registrar for the Fund’s common shares. The principal address of the Transfer Agent is Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

 CUSTODIAN

JPMorgan Chase Bank, N.A. will serve as custodian for the Fund. The Custodian will hold cash, securities, and other assets of the Fund as required by the Investment Company Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. The principal business address of the Custodian is 270 Park Avenue, New York, NY 10017.

 CODE OF ETHICS

The Fund’s Board of Directors approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund. The Adviser and         are subject to a Code of Ethics under Rule 17j-1. Each Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Securities and Exchange Commission’s Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. The Codes of Ethics also may be available on the Edgar Database on the Securities and Exchange Commission’s Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: Securities and Exchange Commission’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549. This reference to the website does not incorporate the contents of the website into this prospectus.

 PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board of Directors believes that the voting of proxies on securities to be held by the Fund is an important element of the overall investment process. As such, the Directors have delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates (‘‘MSIM’’). The following is a summary of MSIM’s Proxy Voting Policy (‘‘Proxy Policy’’).

MSIM will use its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Adviser has formed a Proxy Review Committee (‘‘Committee’’) comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee will meet monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that MSIM will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that MSIM will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. MSIM may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee.

The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

•	Generally, routine proposals will be voted in support of management.

•	With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management’s nominees.

•	MSIM will vote in accordance with management’s recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

•	MSIM will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority stockholder votes to amend by-laws, indemnification of auditors, etc.) (notwithstanding management support).

•	MSIM will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.

•	MSIM will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual stockholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc.).

•	MSIM will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional stockholders, etc.).

•	Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on stockholders.

While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent MSIM’s ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

Conflicts of Interest

If the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question.

Third Parties

To assist in its responsibility for voting proxies, MSIM may retain third-party services as experts in the proxy voting and corporate governance area. These proxy research providers are referred to herein as ‘‘Research Providers.’’ The services provided to MSIM by the Research Providers include in-depth research, global issuer analysis, and voting recommendations. While MSIM may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, Institutional Shareholder Services provides vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

Further Information

A copy of the Proxy Policy, as well as the Fund’s most recent proxy voting record to be filed with the Securities and Exchange Commission, will be available without charge on our web site at www.morganstanley.com. The Fund’s proxy voting record will also be available without charge on the Securities and Exchange Commission’s web site at www.sec.gov.

 LEGAL MATTERS

The validity of the common shares offered hereby will be passed on for the Fund by Clifford Chance US LLP, New York, NY. Certain legal matters will be passed on for the underwriter by        , New York, NY. Clifford Chance US LLP and        will rely, as to matters of Maryland law, on the opinion of        , Baltimore, MD.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statement of assets and liabilities of the Fund as of    , 2007 included in this prospectus in reliance on the report of        , the Fund’s independent registered public accounting firm, is given on the authority of that firm, as experts in accounting and auditing. The principal address of        is        .

 ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the Investment Company Act and in accordance therewith is required to file reports, proxy statements and other information with the Securities and Exchange Commission. Any such reports and other information, including the Fund’s Code of Ethics, can be inspected and copied at the Securities and Exchange Commission’s Public Reference Room, Washington, D.C. 20549-0102. Information on the operation of such public reference facilities may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. Copies of such materials can be obtained from the Securities and Exchange Commission’s Public Reference Room, at prescribed rates, or by electronic request at publicinfo@sec.gov. The Securities and Exchange Commission maintains a website at www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Securities and Exchange Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the ‘‘Fund’’) as of        , 2007. This statement of assets and liabilities is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. at        , 2007, in conformity with U.S. generally accepted accounting principles.

,
        , 2007

MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
AS OF                 , 2007

Assets:
Cash	$
Deferred offering costs
Total assets	$
Liabilities:
Payable for deferred offering costs	$
Net Assets applicable to shares of $0.01 par value common shares outstanding
Net asset value per common share outstanding, $100,000/ shares outstanding	$
Offering price per common share outstanding, (100/ of $ )

Notes to Statement of Assets and Liabilities

Note 1.    Organization

The Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the ‘‘Fund’’) was incorporated in Maryland on , 2007, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’). The Fund’s primary investment objective is to seek a high level of current income, with a secondary investment objective of long-term capital appreciation. The Fund is authorized to issue 100,000,000 shares of $0.01 par value common stock. The Fund has had no operations to date other than matters relating to its organization and registration and the sale and issuance to Morgan Stanley Investment Management Inc. (the ‘‘Adviser’’), of        shares of common stock at an aggregate purchase price of $100,000 on        , 2007.

The Adviser, on behalf of the Fund, will incur all of the Fund’s organizational costs, estimated at $        . The Adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the sales load) exceed $        per share of the Fund’s common stock. The aggregate offering expenses (other than the sales load) currently are estimated to be $        (including amounts to be paid by the Adviser). Offering costs borne by the Fund, currently estimated at $        , will result in a reduction of capital of the Fund attributable to common shares at the time of issuance of common shares.

Note 2.    Accounting Policies

Use of Estimates & Indemnifications.    The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

The Fund enters into contracts that contain a variety of indemnifications.    The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Federal Income Tax.    The Fund intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Note 3.    Agreements

Investment Advisory and Management Agreements.    Morgan Stanley Investment Management Inc. (the ‘‘Adviser’’) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the ‘‘Agreement’’). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund’s average weekly Managed Assets.

Administration Agreement.    The Adviser also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly Managed Assets.

Under a sub-administration agreement between the Administrator and J.P. Morgan Investor Services Co. (‘‘JPMIS’’), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

Custodian Agreement.    JPMorgan Chase Bank, N.A. (the ‘‘Custodian’’) and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the Investment Company Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

Morgan Stanley
Emerging Markets Domestic Debt Fund, Inc.

PART C — OTHER INFORMATION

Item 25.    Financial Statements and Exhibits

(1) Financial Statements:
Included in Part A:
Not applicable
Included in Part B:
Report of Independent Registered Public Accounting Firm**
Statement of Assets and Liabilities**
Notes to Financial Statement**
(2) Exhibits:
(a)	Articles of Incorporation*
(b)	Bylaws*
(c)	Not applicable
(d)	Not applicable
(e)	Dividend Reinvestment Plan**
(f)	Not applicable
(g)	Investment Advisory Agreement**
(h)(1)	Form of Underwriting Agreement**
(2)	Form of Master Agreement Among Underwriters**
(3)	Form of Master Dealer Agreement**
(i)	Not applicable
(j)	Custody Agreement**
(k)(1)	Transfer Agency Agreement**
(2)	Administration Agreement**
(1)(1)	Opinion and Consent of Clifford Chance US LLP**
(2)	Opinion and Consent of **
(m)	Not applicable
(n)(1)	Consent of Independent Registered Public Accounting Firm**
(o)	Not applicable
(p)	Investment Letter**
(q)	Not applicable
(r)(1)	Code of Ethics of Morgan Stanley Investment Management*
(2)	Code of Ethics of the Morgan Stanley Funds*
(s)	Powers of Attorney**

*	Filed herewith.

**	To be filed by amendment.

Item 26.    Marketing Arrangements

See Exhibit 2(h)(1) to this Registration Statement to be filed by amendment.

1

Item 27.    Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement.

U.S Securities and Exchange Commission Registration fees	$	*
New York Stock Exchange listing fee		*
Printing and engraving		*
Auditing and accounting fees and expenses		*
Legal fees and expenses		*
Transfer Agent fees and expenses		*
NASD fee		*
Miscellaneous		*
Total	$	*

*	To be filed by amendment.

Item 28.    Persons Controlled by or Under Common Control

Not applicable.

Item 29.    Number of Holders of Securities (as of January 30, 2007)

Title of Class	Number of Record Holders
Shares of Common Stock, $0.01 par value	0

Item 30.    Indemnification

Section 2-418 of the General Corporation Law of the State of Maryland, Article SEVENTH of the Fund’s Articles of Incorporation, Article VII of the Fund’s Amended and Restated Bylaws, the Investment Advisory and the Administration Agreement provide for indemnification.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Fund’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’).

The Registrant has agreed to indemnify the Underwriter of the Registrant’s common stock to the extent set forth in Exhibit (h)(1) to this Registration Statement.

Item 31.    Business and Other Connections of Investment Adviser

The description of the business of Morgan Stanley Investment Management Inc. is set forth under the caption ‘‘Management of the Fund’’ in the Prospectus forming part of this Registration Statement.

The information as to the directors and officers of Morgan Stanley Investment Management Inc. set forth in Morgan Stanley Investment Management Inc.’s Form ADV filed with the Securities and Exchange Commission on December 15, 1981 (File No. 801-15757) and as amended through the date hereof is incorporated herein by reference.

2

Item 32.    Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the offices of:

(1)    the Registrant, Morgan Stanley Emerging Markets Domestic Debt Fund, Inc., c/o Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, New York, New York 10020;

(2)    J.P. Morgan Chase Bank, is 101 Barclay Street, New York, New York 10171 (records relating to its function as custodian);

(3)    Morgan Stanley Trust, Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, New Jersey 07311 (records relating to its function as transfer agent and dividend disbursing agent); and

(4)    Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, New York, New York 10020 (records relating to its function as investment adviser).

Item 33.    Management Services

Not applicable.

Item 34.    Undertakings

(1)    Registrant undertakes to suspend the offering of its shares until it amends its prospectus if:

(a)    subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of this Registration Statement; or

(b)    the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

(2)    Not applicable.

(3)    Not applicable.

(4)    Not applicable.

(5)    The Registrant undertakes that:

(a)    for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

(b)    for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)    Not applicable.

3

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of January, 2007.

MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC.
By: /s/ Ronald E. Robison
Ronald E. Robison President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Ronald E. Robison	Sole Director, President, Principal Executive Officer and Principal Financial Officer	January 30, 2007

Ronald E. Robison

EXHIBIT INDEX

Exhibit No.		Description
(a	)	Articles of Incorporation
(b	)	Bylaws
(r	)(1)	Code of Ethics of Morgan Stanley Investment Management
	(2)	Code of Ethics of the Morgan Stanley Funds